                                                                  EXHIBIT 10.5.3

                               CREDIT AGREEMENT
                                  [Tranche A]


                                     among


                        JONES CABLE HOLDINGS II, INC.,
                                as the Borrower


                              THE SEVERAL LENDERS
                       FROM TIME TO TIME PARTIES HERETO


                           THE BANK OF NOVA SCOTIA,
                        NATIONSBANK OF TEXAS, N.A. and
                               SOCIETE GENERALE,
                            as the Managing Agents


                           THE BANK OF NOVA SCOTIA,
                          as the Administrative Agent


                          NATIONSBANK OF TEXAS, N.A.,
                          as the Documentation Agent

                                      and

                               SOCIETE GENERALE,
                           as the Syndication Agent


                         Dated as of October 29, 1996

                               TABLE OF CONTENTS
                               -----------------

                                                                                      Page
                                                                                      ----
SECTION 1.  DEFINITIONS..................................................................1

     1.1      Defined Terms..............................................................1
     1.2      Other Definitional Provisions.............................................20

SECTION 2.  AMOUNT AND TERMS OF COMMITMENTS.............................................21

     2.1      Commitments...............................................................21
     2.2      Notes.....................................................................21
     2.3      Procedure for Borrowing...................................................21
     2.4      Repayment of Loans........................................................22

SECTION 3.  LETTERS OF CREDIT...........................................................23

     3.1      L/C Commitment............................................................23
     3.2      Procedure for Issuance of Letters of Credit...............................23
     3.3      Fees, Commissions and Other Charges.......................................23
     3.4      L/C Participations........................................................24
     3.5      Reimbursement Obligation of the Borrower..................................25
     3.6      Obligations Absolute......................................................26
     3.7      Letter of Credit Payments.................................................26
     3.8      Application...............................................................26
SECTION 4.  GENERAL PROVISIONS APPLICABLE TO
        LOANS AND LETTERS OF CREDIT.....................................................27

     4.1      Interest Rates and Payment Dates..........................................27
     4.2      Optional and Mandatory Commitment Reductions and Prepayments..............27
     4.3      Commitment Fees, etc......................................................29
     4.4      Computation of Interest and Fees..........................................30
     4.5      Conversion and Continuation Options.......................................30
     4.6      Minimum Amounts of Tranches...............................................31
     4.7      Inability to Determine Interest Rate......................................31
     4.8      Pro Rata Treatment and Payments...........................................31
     4.9      Requirements of Law.......................................................32
     4.10     Taxes.....................................................................33
     4.11     Indemnity.................................................................35
     4.12     Change of Lending Office..................................................36


                                                                                      Page
                                                                                      ----
SECTION 5.  REPRESENTATIONS AND WARRANTIES..............................................36

     5.1     Financial Condition........................................................36
     5.2     No Change..................................................................37
     5.3     Existence; Compliance with Law.............................................37
     5.4     Power; Authorization; Enforceable Obligations..............................37
     5.5     No Legal Bar...............................................................38
     5.6     No Material Litigation.....................................................38
     5.7     No Default.................................................................39
     5.8     Ownership of Property; Intellectual Property...............................39
     5.9     No Burdensome Restrictions.................................................39
     5.10    Taxes......................................................................39
     5.11    Federal Regulations........................................................39
     5.12    ERISA......................................................................40
     5.13    Investment Company Act; Other Regulations..................................40
     5.14    Subsidiaries...............................................................40
     5.15    Insurance..................................................................40
     5.16    Certain Cable Television Matters...........................................41
     5.17    Environmental Matters......................................................41
     5.18    Accuracy of Information....................................................43
     5.19    Security Documents.........................................................43
     5.20    Solvency...................................................................43
     5.21    Indebtedness...............................................................43
     5.22    Labor Matters..............................................................43
     5.23    Prior Names................................................................44
     5.24    Franchises.................................................................44
     5.25    Chief Executive Office; Chief Place of Business............................45
     5.26    Full Disclosure............................................................45
     5.27    Intercompany Subordinated Debt.............................................45

SECTION 6.  CONDITIONS PRECEDENT........................................................45

     6.1     Conditions to Initial Extensions of Credit.................................45
     6.2     Conditions to Each Extension of Credit.....................................47

SECTION 7.  AFFIRMATIVE COVENANTS.......................................................48

     7.1     Financial Statements.......................................................48
     7.2     Certificates; Other Information............................................49
     7.3     Payment of Obligations.....................................................50
     7.4     Conduct of Business and Maintenance of Existence, etc......................50
     7.5     Maintenance of Property; Insurance.........................................50


                                                                                      Page
                                                                                      ----
     7.6     Inspection of Property; Books and Records; Discussions.....................50
     7.7     Notices....................................................................51
     7.8     Environmental Laws.........................................................51
     7.9     Collateral.................................................................52
     7.11    New Subsidiaries...........................................................53

SECTION 8.  NEGATIVE COVENANTS..........................................................53

     8.1     Financial Condition Covenants..............................................54
     8.2     Limitation on Indebtedness.................................................54
     8.3     Limitation on Liens........................................................55
     8.4     Limitation on Fundamental Changes..........................................56
     8.5     Limitation on Sale of Assets...............................................56
     8.6     Restricted/Unrestricted Designation of Subsidiaries........................57
     8.7     Limitation on Restricted Payments; Other Payment Limitations...............58
     8.8     Limitation on Acquisitions.................................................58
     8.9     Investments, Loans, Etc....................................................59
     8.10    Limitation on Transactions with Affiliates.................................60
     8.11    Certain Intercompany Matters...............................................60
     8.12    Limitation on Restrictions on Subsidiary Distributions.....................60
     8.13    Limitation on Lines of Business............................................60
     8.14    No Negative Pledge.........................................................60
     8.15    Tax Sharing Agreement......................................................61
     8.16    Limitation on the Borrower's Ownership of Assets...........................61
     8.17    Limitation on Issuance of Capital Stock....................................61

SECTION 9.  EVENTS OF DEFAULT...........................................................61

SECTION 10. THE ADMINISTRATIVE AGENT....................................................64

     10.1    Appointment................................................................64
     10.2    Delegation of Duties.......................................................65
     10.3    Exculpatory Provisions.....................................................65
     10.4    Reliance by the Administrative Agent.......................................65
     10.5    Notice of Default..........................................................66
     10.6    Non-Reliance on the Administrative Agent and the Other Lenders.............66
     10.7    Indemnification............................................................66
     10.8    The Administrative Agent in Its Individual Capacity........................67
     10.9    Successor Administrative Agent.............................................67
     10.10   Managing Agents and Co-Agents..............................................68


SECTION 11. NEW RESTRICTED SUBSIDIARIES.................................................69

                                                                                      Page
                                                                                      ----
SECTION 12.  MISCELLANEOUS..............................................................69

     12.1      Amendments and Waivers...................................................69
     12.2      Notices..................................................................70
     12.3      No Waiver; Cumulative Remedies...........................................70
     12.4      Survival of Representations and Warranties...............................71
     12.5      Payment of Expenses and Taxes............................................71
     12.6      Successors and Assigns; Participations and Assignments...................71
     12.7      Adjustments; Set-off.....................................................75
     12.8      Counterparts; When Effective.............................................75
     12.9      Severability.............................................................75
     12.10     Integration..............................................................76
     12.11     GOVERNING LAW............................................................76
     12.12     SUBMISSION TO JURISDICTION; WAIVERS......................................76
     12.13     Acknowledgements.........................................................77
     12.14     WAIVERS OF JURY TRIAL....................................................77
     12.15     Confidentiality..........................................................77

SCHEDULES
---------
Schedule 1.1        Commitments and Addresses of the Lenders
Schedule 5.1        Financial Disclosure
Schedule 5.4        Required Consents and Authorizations
Schedule 5.6        Litigation Disclosure
Schedule 5.14       Subsidiaries and Designation
Schedule 5.24       Franchise Agreements
Schedule 5.25       Chief Executive Office/Chief Places of Business
Schedule 6.1(f)     Stock Ownership of the Borrower and the Restricted Subsidiaries
Schedule 8.10       Existing Affiliated Transactions

EXHIBITS
--------
A    Form of Assignment and Acceptance
B    Form of Compliance Certificate
C    Form of Intercompany Subordinated Debt Agreement
D-1  Jones Cable Holdings II, Inc. Negative Pledge Agreement
D-2  Restricted Subsidiary Negative Pledge Agreement
E    Form of Intercompany Subordinated Note
F    Form of Pledge Agreement(s)
G    Form of Note
H-1  Form of Notice of Borrowing
H-2  Form of Notice of Conversion/Continuation
I    Form of Closing Certificate
J    Form of Legal Opinion of the General Counsel or the acting General Counsel of the Borrower
K    Form of FCC Opinion
L    Form of Alternative Note

              THIS CREDIT AGREEMENT [TRANCHE A] is entered into as of October 29, 1996, among JONES CABLE HOLDINGS II, INC., a Colorado corporation (the "Borrower"), the several lenders from time to time parties to this Agreement
 --------
(the "Lenders"), THE BANK OF NOVA SCOTIA, NATIONSBANK OF TEXAS, N.A. and SOCIETE
      -------
GENERALE, as the Managing Agents (in such capacity, the "Managing Agents"), THE
                                                         ---------------
BANK OF NOVA SCOTIA, as the Administrative Agent for the Lenders hereunder, NATIONSBANK OF TEXAS, N.A., as the Documentation Agent (in such capacity, the "Documentation Agent") and SOCIETE GENERALE, as the Syndication Agent (in such
 -------------------
capacity, the "Syndication Agent").
               -----------------


                                  WITNESSETH:
                                  ----------


              WHEREAS, (i) the Borrower has purchased or will purchase from Jones Cable Holdings, Inc., a Colorado corporation ("JCH") 100% of the Capital
                                                     ---
Stock of Jones Communications of Georgia/South Carolina, Inc. ("JCG") and Jones
                                                                ---
Communications of Arizona, Inc. ("JCA") and (ii) prior to or contemporaneously
                                  ---
with the purchase of such Capital Stock by the Borrower, JCH will sell to JCG the Cable Systems serving North Augusta, South Carolina, Augusta, Georgia and Savannah, Georgia and sell to JCA the Cable System serving Pima County, Arizona (the transactions described in subsections (i) and (ii) above being collectively referred to herein as the "Stock Purchase"); and
                           --------------

              WHEREAS, the Borrower has requested the Lenders to furnish the extensions of credit provided for herein, which shall be used by the Borrower
(a) to finance a portion of the cost to purchase the Capital Stock of JCG and JCA and to finance other permitted acquisitions, (b) for capital expenditures to expand and upgrade the Cable Systems, (c) to make dividends or distributions permitted under this Agreement and (d) for general corporate purposes;

              NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties hereto agree as follows:

                            SECTION 1.  DEFINITIONS

           1.1   Defined Terms.  As used in this Agreement, the following terms
                 -------------
shall have the following meanings:

           "ABR": for any day, a rate per annum (rounded upwards, if necessary,
            ---
    to the next 1/16 of 1%) equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. For purposes hereof: "Prime Rate" shall mean the rate of
                                          ----------
    interest per annum publicly announced from time to time by the Administrative Agent as its prime rate in effect at its principal office in New York City (the Prime Rate not being intended to be the lowest rate of interest charged by the Administrative Agent in connection with extensions of credit to debtors); and "Federal Funds
                                -------------

    Effective Rate" shall mean, for any day, the weighted average of the rates
    --------------
    on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it. Any change in the ABR due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

           "ABR Loans": Loans the rate of interest applicable to which is based
            ---------
    upon the ABR.

           "Acquired Assets":  as defined in Section 7.9(c).
            ---------------                  --------------

           "Acquired Systems": the Cable Systems serving North Augusta, South
            ----------------
    Carolina, Augusta, Georgia, Savannah, Georgia and Pima County Arizona, transferred by JCH to certain of the Restricted Subsidiaries of the Borrower on or before the Initial Funding Date.

           "Administrative Agent": Scotiabank, together with its affiliates, as
            --------------------
    the agent for the Lenders under this Agreement and the other Loan Documents.

           "Affiliate":  as to any Person, any other Person which, directly or
            ---------
    indirectly, is in control of, is controlled by, or is under common control with, such Person. A Person shall be deemed to control another Person if such Person (acting alone or with a group of Persons acting in concert) possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through ownership of voting securities, by contract or otherwise.

           "Aggregate Outstanding Extensions of Credit": as to any Lender at any
            ------------------------------------------
    time, an amount equal to the sum of (a) the aggregate principal amount of all Loans made by such Lender then outstanding and (b) such Lender's Specified Percentage of the L/C Obligations then outstanding.

           "Agreement": this Credit Agreement [Tranche A], as amended,
            ---------
    supplemented or otherwise modified from time to time.

           "Alternative Note": as defined in Section 12.6(d).
            ----------------                 ---------------

           "Alternative Noteholder":  as defined in Section 12.6(e).
            ----------------------                  ---------------

           "Annualized Operating Cash Flow": for the most recently ended fiscal
            ------------------------------
    quarter, an amount equal to Operating Cash Flow for such period multiplied
                                                                    ----------
    by four.
    --

           "Applicable Margin": at the time of any determination thereof, for
            -----------------
    purposes of all Loans, the margin of interest over the ABR or the Eurodollar Rate, as the case may be, which is applicable at the time of any determination of interest rates under this Agreement, which Applicable Margin shall be subject to adjustment (upwards or downwards, as appropriate) based on the Leverage Ratio, as follows:

    ----------------------------------------------------------------------------------
                                          Applicable Margin     Applicable Margin for
             Leverage Ratio                 for ABR Loans       Eurodollar Rate Loans
    ----------------------------------------------------------------------------------
    Greater than or equal to 5.50 to            0.250%                1.250%
    1.00
    ----------------------------------------------------------------------------------
    Less than 5.50 to 1.00 but greater
    than or equal to 5.00 to 1.00               0.000%                1.000%
    ----------------------------------------------------------------------------------
    Less than 5.00 to 1.00 but greater
    than or equal to 4.50 to 1.00               0.000%                0.750%
    ----------------------------------------------------------------------------------
    Less than 4.50 to 1.00                      0.000%                0.500%
    ----------------------------------------------------------------------------------


    For the purposes of this definition, the Applicable Margin shall be determined as at the end of each of the first three quarterly periods of each fiscal year of the Borrower and as at the end of each fiscal year of the Borrower, based on the relevant financial statements delivered pursuant to Section 7.1(a) or (b) and the Compliance Certificate delivered pursuant
       --------------    ---
    to Section 7.2(b); changes in the Applicable Margin shall become effective
       --------------
    on the date which is the earlier of (i) two Business Days after the date the Administrative Agent receives such financial statements and the corresponding Compliance Certificate and (ii) the 60th day after the end of each of the first three quarterly periods of each fiscal year or the 120th day after the end of each fiscal year, as the case may be, and shall remain in effect until the next change to be effected pursuant to this definition; provided, that (a) until the first such financial statements and Compliance
    --------
    Certificate are delivered after the date hereof, the Applicable Margin shall be determined by reference to the Leverage Ratio set forth in the Closing Certificate delivered to the Administrative Agent pursuant to Section 6.1(b)
                                                                  --------------
    and (b) if any financial statements or the Compliance Certificate referred to above are not delivered within the time periods specified above, then, for the period from and including the date on which such financial statements and Compliance Certificate are required to be delivered to but not including the date on which such financial statements and Compliance Certificate are delivered, the Applicable Margin as at the end of the fiscal period that would have been covered thereby shall be deemed to be the Applicable Margin which would be applicable when the Leverage Ratio is greater than or equal to 5.50 to 1.00.

           "Application": an application, in form and substance consistent with
            -----------
    this Agreement and mutually satisfactory to the Borrower and the Issuing Lender, requesting the Issuing Lender to open a Letter of Credit.

         "Assignee":  as defined in Section 12.6(c).
          --------                  ---------------

         "Assignment and Acceptance":  an Assignment and Acceptance
          -------------------------
substantially in the form of Exhibit A.
                             ---------

         "Authorizations":  all filings, recordings and registrations with, and
          --------------
all validations or exemptions, approvals, orders, authorizations, consents, Licenses, certificates and permits from, the FCC, applicable public utilities and other Governmental Authorities, including, without limitation, Franchises, FCC Licenses and Pole Agreements.

         "Available Commitment": at any time, as to any Lender, an amount equal
          --------------------
to (a) the amount of such Lender's Commitment at such time, minus (b) such
                                                            -----
Lender's Aggregate Outstanding Extensions of Credit at such time.

         "BCI": Bell Canada International Inc.
          ---

         "Board":  the Board of Governors of the Federal Reserve System or any
          -----
successor.

         "Borrower":  as defined in the preamble hereto.
          --------

         "Borrowing Date":  any Business Day specified in a notice pursuant to
          --------------
Section 2.3 as a date on which the Borrower requests the Lenders to make Loans
-----------
hereunder.

         "Business":  as defined in Section 5.17(c).
          --------                  ---------------

         "Business Day":  a day other than a Saturday, Sunday or other day on
          ------------
which commercial banks in New York, New York are authorized or required by law to close and, with respect to Eurodollar Loans, a day on which dealings in Dollar deposits are carried out in the London interbank market.

         "Cable Systems": all cable television facilities and distribution
          -------------
systems that are owned, operated and maintained by the Borrower or a Restricted Subsidiary pursuant to the terms of the related licenses, franchises and permits issued under federal, state or municipal laws from time to time in effect, which authorize a person to receive or distribute, or both, by cable, optical, antennae, microwave, satellite or otherwise, audio, video, digital, other broadcast signals or information or telecommunications and visual signals within a defined geographical area for the purpose of providing entertainment or other services, together with all the property, tangible and intangible, owned or used in connection with the services provided pursuant to said licenses, franchises and permits, and each other cable television facility from time to time operated by the Borrower and the Restricted Subsidiaries. A Cable System means one of such Cable Systems.

         "Capital Lease Obligations":  as to any Person, the obligations of such
          -------------------------
Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP and, for the purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.

         "Capital Stock":  any and all shares, interests, participations or
          -------------
other equivalents (however designated) of capital stock of a corporation, any and all classes of partnership interests (including, without limitation, general, limited and preference units) in a partnership, any and all equivalent ownership interests in a Person (other than a corporation or partnership), and any and all warrants or options to purchase any of the foregoing.

         "Cash Equivalents":  (a) securities with maturities of one year or
          ----------------
less from the date of acquisition issued or fully guaranteed or insured by the United States Government or any agency thereof, (b) certificates of deposit and eurodollar time deposits with maturities of one year or less from the date of acquisition and overnight bank deposits of any Lender or of any commercial bank having capital and surplus in excess of $500,000,000, (c) repurchase obligations of any Lender or of any commercial bank satisfying the requirements of clause
(b) of this definition, having a term of not more than 30 days, with respect to securities issued or fully guaranteed or insured by the United States Government, (d) commercial paper of a domestic issuer rated at least A-1 by Standard and Poor's Ratings Group ("S&P") or P-1 by Moody's Investors Service,
                                    ---
Inc. ("Moody's"), (e) securities with maturities of one year or less from the
       -------
date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, or by any political subdivision or taxing authority of any such state, commonwealth or territory, the securities of which state, commonwealth, territory, political subdivision, taxing authority (as the case may be) are rated at least A by S&P or A-2 by Moody's, or (f) shares of money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses (a) through (e) of this definition.

         "Change of Control":  shall be deemed to have occurred at such time as
          -----------------
any of the following occur:

              (a) if Glenn R. Jones and/or BCI shall no longer have the power to elect a majority of the board of directors of JIC or to direct or cause the direction of the management and policies of JIC through the ownership of voting securities; or

              (b) (i) if Glenn R. Jones and/or BCI shall no longer have the power, directly or indirectly, to elect a majority of the board of the Borrower or to direct or cause the direction of the management and policies of the Borrower and/or any Restricted Subsidiary or (ii) JIC shall create, incur, assume or suffer to exist any Lien on any Capital Stock of the Borrower.

         "Closing Certificate": as defined in Section 6.1(b).
          -------------------                 --------------

         "Co-Agents":  CoreStates Bank, N.A., Credit Lyonnais New York Branch,
          ---------
PNC Bank, National Association, Mellon Bank, N.A., Royal Bank of Canada, The Chase Manhattan Bank, Toronto Dominion (Texas), Inc., Banque Paribas and Bank of America.

         "Code":  the Internal Revenue Code of 1986, as amended from time to
          ----
time.

         "Collateral":  all Acquired Assets, if any, and all Capital Stock of
          ----------
all the Restricted Subsidiaries, now owned or hereinafter acquired.

         "Commitment": as to any Lender, its obligation, if any, to make Loans
          ----------
to, and/or issue or participate in Letters of Credit issued on behalf of, the Borrower in an aggregate amount not to exceed at any one time outstanding the amount set forth opposite such Lender's name in Schedule 1.1 under the heading
                                                ------------
"Commitment" or, in the case of any Lender that is an Assignee, the amount of the assigning Lender's Commitment assigned to such Assignee pursuant to Section
                                                                        -------
12.6(c) and set forth in the applicable Assignment and Acceptance (in each case,
-------
as the same may be increased, reduced or otherwise adjusted from time to time as provided herein).

         "Commonly Controlled Entity":  an entity, whether or not incorporated,
          --------------------------
which is under common control with the Borrower within the meaning of Section 4001 of ERISA or is part of a group which includes the Borrower and which is treated as a single employer under Section 414(b) or (c) of the Code.

         "Compliance Certificate":  a certificate of a Responsible Officer of
          ----------------------
the Borrower, substantially in the form of Exhibit B.
                                           ---------

         "Contractual Obligation":  as to any Person, any provision of any
          ----------------------
security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

         "Default":  any of the events specified in Section 9, whether or not
          -------                                   ---------
any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

         "Disposition":  as defined in Section 8.5.
          -----------                  -----------

         "Documentation Agent": as defined in the preamble hereto.
          -------------------

         "Dollars" and "$":  dollars in lawful currency of the United States of
          -------       -
America.

         "Effective Date": as defined in Section 12.8.
          --------------                 ------------

         "Environmental Laws":  any and all Federal, state, local or municipal
          ------------------
laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority or other Requirements of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning protection of human health or the environment, as now or may at any time hereafter be in effect.

         "ERISA":  the Employee Retirement Income Security Act of 1974, as
          -----
amended from time to time.

         "Eurocurrency Reserve Requirements":  for any day as applied to a
          ---------------------------------
Eurodollar Loan, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in
                                                ------------------------
Regulation D of such Board) maintained by a member bank of the Federal Reserve System.

         "Eurodollar Base Rate":  with respect to each day during each
          --------------------
Interest Period at which Scotiabank is offered Dollar deposits at or about 11:00 A.M., New York City time, two Business Days prior to the beginning of such Interest Period in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations in respect of its Eurodollar Loans are then being conducted for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to the amount of its Eurodollar Loan to be outstanding during such Interest Period.

         "Eurodollar Loans":  Loans, the rate of interest applicable to which
          ----------------
is based upon the Eurodollar Rate.

        "Eurodollar Rate":  with respect to each day during each Interest Period
         ---------------
pertaining to a Eurodollar Loan, a rate per annum determined for such day in accordance with the following formula (rounded upward to the nearest 1/100th of 1%):

                  Eurodollar Base Rate
         ----------------------------------------
         1.00 - Eurocurrency Reserve Requirements

         "Event of Default":  any of the events specified in Section 9,
          ----------------                                   ---------
provided that any requirement for the giving of notice, the lapse of time, or
--------
both, or any other condition, has been satisfied.

         "Facility":  the Commitments and the extensions of credit made
          --------
thereunder.

         "FCC":  the Federal Communications Commission and any successor
          ---
thereto.

         "FCC License":  any community antenna relay service, broadcast
          -----------
auxiliary license, earth station registration, business radio, microwave or special safety radio service license issued by the FCC pursuant to the Communications Act of 1934, as amended.

         "Franchise": any franchise, permit, wire agreement or easement,
          ---------
License or other Authorization granted by any Governmental Authority, including all laws, regulations and ordinances relating thereto, for the construction, operation and maintenance of a Cable System or satellite master antenna television system and the reception and transmission of signals by microwave, and shall include, without limitation, all FCC Licenses and all certificates of compliance and cable television registration statements which are required to be issued by or filed with the FCC.

         "Franchise Agreement": any ordinance, agreement, contract or other
          -------------------
document stating the terms and conditions of any Franchise, including, without limitation, all exhibits and schedules thereto, all amendments thereof and consents, waivers and extensions issued thereunder, any documents incorporated therein by reference and the application from which such Franchise was granted.

         "GAAP":  generally accepted accounting principles in the United States
          ----
of America in effect from time to time.

         "Governmental Authority":  any nation or government, any state or other
          ----------------------
political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "Guarantee Obligation":  as to any Person (the "guaranteeing person"),
          --------------------                           -------------------
any obligation of (a) the guaranteeing person or (b) another Person (including, without limitation, any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the "primary obligations")
                                                           -------------------
of any other third Person (the "primary obligor") in any manner, whether
                                ---------------
directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor,
(ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or
(iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term
                                            --------  -------
Guarantee Obligation shall not include endorsements of
instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable principal amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum principal amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum principal amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be the principal amount of such guaranteeing person's reasonably anticipated liability in respect thereof as determined by the Borrower in good faith. For the purposes of
Section 8.2, Guarantee Obligations by the Borrower or any of the Restricted
-----------
Subsidiaries in respect of Indebtedness of the Borrower or any of the Restricted Subsidiaries shall be calculated without duplication of any other Indebtedness. It is understood that obligations pursuant to indemnities which (a) are granted in the ordinary course of business, are related to officer or director liability for officers and directors of the Borrower or the Restricted Subsidiaries, or made in connection with asset Dispositions and (b) do not cover Indebtedness of the types described in clauses (a) through (d) of the definition thereof shall not constitute "Guarantee Obligations" for the purposes of this Agreement.

         "Indebtedness":  of any Person at any date, (a) all indebtedness of
          ------------
such Person for borrowed money or which is evidenced by a note, bond, debenture or similar instrument, (b) all indebtedness of such Person for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), (c) all Capital Lease Obligations of such Person, (d) all obligations of such Person in respect of the principal amount of acceptances or letters of credit issued or created for the account of such Person, (e) all Guarantee Obligations of such Person and (f) all liabilities of the type described in clauses (a) through (e) above secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof; provided that the amount of any nonrecourse
                                --------
Indebtedness of such Person shall be not more than an amount equal to the fair market value of the property subject to such Lien, as determined by the Borrower in good faith. The Indebtedness of any Person shall include the Indebtedness of any partnership in which such Person is a general partner, other than to the extent that the instrument or agreement evidencing such Indebtedness expressly limits the liability of such Person in respect thereof.

         "Information":  written information, including, without limitation,
          -----------
certificates, reports, statements (other than financial statements, budgets, projections and similar financial data) and documents.

         "Initial Funding Date":  the date when the initial extensions of
          --------------------
credit have been made hereunder and all of the conditions precedent set forth in
Section 6 have been satisfied in full or waived.
---------

         "Insolvency":  with respect to any Multiemployer Plan, the condition
          ----------
that such Plan is insolvent within the meaning of Section 4245 of ERISA.

         "Insolvent":  pertaining to a condition of Insolvency.
          ---------

         "Intercompany Subordinated Debt": any Indebtedness of the Borrower
          ------------------------------
related to or resulting from any loan or advance from, or any non-equity investment in the Borrower by, or any management or similar fees payable by the Borrower to, or any other obligation of the Borrower to pay to, BCI or an Affiliate of the Borrower (excluding a Restricted Subsidiary), and all such present and future Indebtedness of the Borrower owing to, or non-equity investment in the Borrower by, or management or similar fees payable by the Borrower to, or any other obligation of the Borrower to pay to, BCI or an Affiliate of the Borrower (excluding a Restricted Subsidiary) now or hereafter existing (whether created directly or acquired by assignment or otherwise), fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, whether evidenced in writing or not, and interest, premiums and fees, if any, thereon and other amounts payable in respect thereof, and all rights and remedies of such obligees with respect thereto. Notwithstanding the foregoing, Intercompany Subordinated Debt shall not include (a) payments under the agreements described in Schedule 8.10, or (b) payments relating to any purchase,
                        -------------
sale, lease or exchange of property or the rendering of any service, with any Affiliate of the Borrower (other than a Restricted Subsidiary) which is (i) entered into in the ordinary course of the Borrower's business, (ii) the terms of which are fair and reasonable and in the best interests of the Borrower and
(iii) which is approved by the Board of Directors of the Borrower.

         "Intercompany Subordinated Debt Agreement": the agreement executed and
          ----------------------------------------
delivered pursuant to Section 6.1(a) by and among JIC, the Borrower and any
                      --------------
other Affiliate of the Borrower who becomes a party thereto pursuant to the terms thereof, substantially in the form of Exhibit C.
                                            ---------

         "Intercompany Subordinated Note": a note substantially in the form of
          ------------------------------
Exhibit E, evidencing Intercompany Subordinated Debt.
---------

         "Interest Expense":  for any fiscal quarter or fiscal year of the
          ----------------
Borrower, as applicable, the aggregate of all letter of credit fees, commitment fees and interest accrued or paid by the Borrower or any of the Restricted Subsidiaries, during such period in respect of Total Debt, all as determined on a consolidated basis in accordance with GAAP.

         "Interest Payment Date":  (a) as to any ABR Loan, (i) the last
          ---------------------
Business Day of each March, June, September and December prior to the Termination Date and (ii) the Termination Date, (b) as to any Eurodollar Loan having an Interest Period of three months or less, the last day of such Interest Period and (c) as to any Eurodollar Loan having an Interest Period longer than three months, each day which is three months or a whole multiple thereof, after the first day of such Interest Period and the last day of such Interest Period.

         "Interest Period":  with respect to any Eurodollar Loan:
          ---------------

              (a) initially, the period commencing on the borrowing or conversion date, as the case may be, with respect to such Eurodollar Loan and ending one, two, three or six months thereafter (or, to the extent available from all Lenders, nine or twelve months thereafter), as selected by the Borrower in its Notice of Borrowing or Notice of Conversion/Continuation, as the case may be, given with respect thereto; and

              (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurodollar Loan and ending one, two, three or six months thereafter (or, to the extent available from all Lenders, nine or twelve months thereafter), as selected by the Borrower by irrevocable notice to the Administrative Agent not less than three Business Days prior to the last day of the then current Interest Period with respect thereto;

provided that, all of the foregoing provisions relating to Interest Periods are
--------
subject to the following:

              (i) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

              (ii) any Interest Period that would otherwise extend beyond the Termination Date shall end on the Termination Date; and

              (iii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month.

         "Interest Rate Hedge Agreement":  any interest rate protection
          -----------------------------
agreement, interest rate futures contract, interest rate option, interest rate cap or other interest rate hedge arrangement, to or under which the Borrower or any Restricted Subsidiary is a party or a beneficiary.

         "Investments":  as defined in Section 8.9.
          -----------                  -----------

         "Issuing Lender":  Scotiabank, provided that, in the event that
          --------------                --------
Scotiabank shall be replaced as the Administrative Agent pursuant to

Section 10.9, (i) no Letter of Credit shall be issued by Scotiabank on or
------------
after the date of such replacement and (ii) the replacement Administrative Agent shall be an Issuing Lender from and after the date of such replacement.

         "JCA":  as defined in the recitals.
          ---

         "JCG":  as defined in the recitals.
          ---

         "JCH":  as defined in the recitals.
          ---

         "JIC":  Jones Intercable, Inc., a Colorado corporation.
          ---

         "JIC Negative Pledge": the Negative Pledge Agreement to be executed and
          -------------------
delivered by JIC, substantially in the form of Exhibit D-1, as the same may be
                                               -----------
amended, supplemented or otherwise modified from time to time, whereby JIC agrees not to create, incur, assume or suffer to exist any Lien upon the Capital Stock of the Borrower nor upon any Intercompany Subordinated Debt from the Borrower in favor of JIC.

         "L/C Fee Payment Date":  the last Business Day of each March, June,
          --------------------
September and December.

         "L/C Obligations":  at any time, an amount equal to the sum of (a) the
          ---------------
aggregate then undrawn and unexpired amount of the then outstanding Letters of Credit and (b) the aggregate amount of all unpaid Reimbursement Obligations.

         "Lenders":  as defined in the preamble hereto.
          -------

         "Letters of Credit":  as defined in Section 3.1(a).
          -----------------                  --------------

         "Leverage Ratio":  as of the last day of the most recently ended fiscal
          --------------
quarter, the ratio of (i) Total Debt as of such day to (ii) Annualized Operating Cash Flow based on such fiscal quarter.

         "License":  as to any Person, any license, permit, certificate of need,
          -------
authorization, certification, accreditation, franchise, approval, or grant of rights by any Governmental Authority or other Person necessary or appropriate for such Person to own, maintain, or operate its business or property, including FCC Licenses.

         "Lien":  any mortgage, pledge, hypothecation, assignment, deposit
          ----
arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any capital lease having substantially the same economic effect as any of the foregoing).

         "Loan":  any loan made by any Lender pursuant to this Agreement.
          ----

         "Loan Documents":  this Agreement, the Applications, all Intercompany
          --------------
Subordinated Notes, the Intercompany Subordinated Debt Agreement, the Notes, the JIC Negative Pledge, all Restricted Subsidiary Negative Pledges, any Interest Rate Hedge Agreements with any of the Lenders and the Security Documents.

         "Loan Parties":  the collective reference to the Borrower and the
          ------------
Restricted Subsidiaries.

         "Majority Lenders":  at any time when no Loans or L/C Obligations are
          ----------------
outstanding, the Lenders having Commitments greater than 50% of the Total Commitment, and at any time when Loans or L/C Obligations are outstanding, the Lenders with outstanding Loans and participations in L/C Obligations having an unpaid principal balance and face amount, respectively, greater than 50% of all Loans and L/C Obligations outstanding, excluding from such calculation the Lenders which have failed or refused to fund a Loan or their respective portion of an unpaid Reimbursement Obligation.

         "Managing Agents":  as defined in the preamble hereto.
          ---------------

         "Managing Agents Fee Letter": the letter agreement, dated September
          --------------------------
25, 1996, among the Borrower, NationsBank, Scotiabank, and Societe.

         "Material Adverse Effect":  a material adverse effect on (a) the
          -----------------------
business, assets, operations or condition (financial or otherwise) of the Borrower or any of the Restricted Subsidiaries, (b) the ability of any Loan Party to perform its obligations under the Loan Documents or (c) the rights or remedies of the Administrative Agent or the Lenders under this Agreement or any of the other Loan Documents.

         "Materials of Environmental Concern":  any gasoline or petroleum
          ----------------------------------
(including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls and urea-formaldehyde insulation.

         "Maximum Permitted Indebtedness": shall mean, at the date of
          ------------------------------
determination, an amount equal to the product of (i) Annualized Operating Cash Flow based on the preceding fiscal quarter and (ii) the Leverage Ratio permitted pursuant to Section 8.1(a) on the date of determination.
            --------------

         "Multiemployer Plan":  a Plan which is a multiemployer plan as defined
          ------------------
in Section 4001(a)(3) of ERISA.

         "NationsBank":  NationsBank of Texas, N.A.
          -----------

              "Net Unrestricted Designated Subsidiaries Three Month Cash Flow":
               --------------------------------------------------------------
     shall mean, for any period, the excess, if any, of (i) the Three Month Cash Flow attributable to all Restricted Subsidiaries which have been designated during such period as Unrestricted Subsidiaries pursuant to Section 8.6,
                                                                 -----------
     including, if applicable, the Three Month Cash Flow attributable to any Restricted Subsidiary which is then being designated as an Unrestricted Subsidiary pursuant to Section 8.6 (calculated at the time of each such
                            -----------
     designation), over (ii) the Three Month Cash Flow attributed to all Unrestricted Subsidiaries which have been designated during such period as Restricted Subsidiaries pursuant to Section 8.6, including, if applicable,
                                         -----------
     the Three Month Cash Flow attributable to any Unrestricted Subsidiary which is then being designated as a Restricted Subsidiary pursuant to Section 8.6
                                                                     -----------
     (calculated at the time of each such designation).

              "Non-Excluded Taxes":  as defined in Section 4.10(a).
               ------------------                  ---------------

              "Non-U.S. Lender":  as defined in Section 4.10(b).
               ---------------                  ---------------

              "Notes":  as defined in Section 2.2.
               -----                  -----------

              "Notice of Borrowing":  as defined in Section 2.3.
               -------------------                  -----------

              "Notice of Conversion/Continuation": as defined in Section 4.5.
               ---------------------------------                 -----------

              "Obligations": the unpaid principal of and interest on (including,
               -----------
     without limitation, interest accruing after the maturity of the Loans and Reimbursement Obligations and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any Loan Party, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Loans and Reimbursement Obligations and all other obligations and liabilities of any Loan Party to the Administrative Agent or to any Lender (or, in the case of any Interest Rate Protection Agreement, any affiliate of any Lender), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, any other Loan Document, the Letters of Credit, any Interest Rate Protection Agreement entered into with any Lender (or any affiliate of any Lender) or any other document made, delivered or given in connection herewith or therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all reasonable fees, charges and disbursements of counsel to the Administrative Agent or to any Lender that are required to be paid by any Loan Party pursuant hereto) or otherwise.

              "Operating Cash Flow": for any period the total revenues
               -------------------
     (excluding the gain on the sale of any assets to the extent included therein) of the Borrower and the Restricted Subsidiaries, less the sum of
     (a) operating expenses of the Borrower and the Restricted Subsidiaries for such period, and (b) general and administrative expenses of the Borrower and the Restricted Subsidiaries for such period, in each case determined and consolidated in accordance with GAAP and calculated after giving effect to acquisitions, exchanges and dispositions of assets of the Borrower and any of the Restricted Subsidiaries (and designations of the Restricted Subsidiaries and the Unrestricted Subsidiaries) during such period as if such transactions had occurred on the first day of such period; provided,
                                                                     --------
     that for purposes of determining Operating Cash Flow for any such period during which (a) the Borrower or any of the Restricted Subsidiaries acquired or disposed of any assets, or (b) any Restricted Subsidiaries were designated Unrestricted Subsidiaries or Unrestricted Subsidiaries were designated Restricted Subsidiaries, then such Operating Cash Flow shall be increased (in the case of asset acquisitions or the designation of a Unrestricted Subsidiary as a Restricted Subsidiary) or reduced (in the case of asset dispositions or the designation of a Restricted Subsidiary as an Unrestricted Subsidiary), by the Operating Cash Flow that would have been contributed by such assets or Restricted Subsidiary or Unrestricted Subsidiary, as the case may be during such period, determined on a pro forma basis in a manner reasonably satisfactory to the Managing Agents, as though the Borrower or the relevant Restricted Subsidiary acquired or disposed of such assets or the designations of the Restricted Subsidiaries or the Unrestricted Subsidiaries took place, on the first day of such period.

              "Participant":  as defined in Section 12.6(b).
               -----------                  ---------------

              "PBGC": the Pension Benefit Guaranty Corporation established
               ----
     pursuant to Subtitle A of Title IV of ERISA.

              "Permitted Line of Business":  as defined in Section 8.13.
               --------------------------                  ------------

              "Person": an individual, partnership, corporation, limited
               ------
     liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

              "Plan": at a particular time, any employee benefit plan which is
               ----
     covered by ERISA and in respect of which the Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) a "contributing sponsor" as defined in Section 4001(a)(13) of ERISA or a member of such contributing sponsor's "control group" as defined in Section 4001(a)(14) of ERISA.

              "Pledge Agreements": the Pledge Agreements to be executed and
               -----------------
     delivered by the Borrower and each of the Restricted Subsidiaries, substantially in the form of Exhibit F hereto, as the same may be amended,
                                  ---------
     supplemented or otherwise modified from time to time.

              "Pledged Subsidiary":  any Restricted Subsidiary of the Borrower.
               ------------------

              "Pole Agreement": any pole attachment agreement or underground
               --------------
     conduit use agreement entered into in connection with the operation of any Cable System.

              "Prime Rate":  as defined in the definition of "ABR".
               ----------

              "Pro Forma Debt Service": on any date of determination, without
               ----------------------
     duplication, for the succeeding twelve-month period from the end of the most recently ended fiscal quarter, the sum of (a) all Interest Expense scheduled to be paid on Total Debt during such twelve-month period (including without limitation any amounts scheduled to be paid pursuant to any Interest Rate Hedge Agreement), plus (b) all rentals (other than insurance premiums and property taxes) scheduled to be paid under Capital Lease Obligations during such twelve-month period, plus (c) required principal payments on Total Debt and/or payments associated with reductions in the Total Commitment for such twelve-month period; provided that, for
                                                           --------
     purposes of this definition, the rates of interest payable during any period on Total Debt (x) bearing interest at a variable rate or at different fixed rates or (y) on which interest does not become payable until a specified date after the end of such quarter shall, in each case, be the interest rates per annum payable on such Total Debt as of the date for which such calculation is made.

              "Properties":  as defined in Section 5.17(e).
               ----------                  ---------------

              "Quarterly Percentage Reduction": as defined in Section 4.2(c).
               ------------------------------                 --------------

              "Register":  as defined in Section 12.6(g).
               --------                  ---------------

              "Reimbursement Obligations": the obligations of the Borrower to
               -------------------------
     reimburse the Issuing Lender pursuant to Section 3.5 for amounts drawn
                                              -----------
     under Letters of Credit.

              "Reorganization": with respect to any Multiemployer Plan, the
               --------------
     condition that such plan is in reorganization within the meaning of Section 4241 of ERISA.

              "Reportable Event": any of the events set forth in Section 4043(b)
               ----------------
     of ERISA, other than those events as to which the thirty day notice period is waived under Sections .13, .14, .16, .18, .19 or .20 of PBGC Reg. (S) 2615.

              "Requirement of Law": as to any Person, the Certificate of
               ------------------
     Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority (including any Authorization), in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

              "Responsible Officer": the chief executive officer, the president,
               -------------------
     the chief financial officer or the treasurer of the relevant Loan Party.

              "Restricted Payments":  as defined in Section 8.7.
               -------------------                  -----------

              "Restricted Subsidiary": (a) each of the Subsidiaries designated
               ---------------------
     as such on Schedule 5.14 attached hereto, (b) any Subsidiary created or
                -------------
     acquired after the Effective Date pursuant to Section 8.9(e), unless and
                                                   -------------
     until designated as an Unrestricted Subsidiary pursuant to Section 8.6 and
                                                                -----------
     (c) as of the date of such designation, any Unrestricted Subsidiary designated as a Restricted Subsidiary pursuant to Section 8.6.
                                                       -----------
              "Restricted Subsidiary Negative Pledge": the Negative Pledge
               -------------------------------------
     Agreement to be executed and delivered by each Restricted Subsidiary in the form of Exhibit D-2, as the same may be amended, supplemented or otherwise
             -----------
     modified from time to time, whereby the Restricted Subsidiaries agree not to create, incur, assume or suffer to exist any Lien upon any of their assets except as permitted under Section 8.3 of the Tranche B Agreement and
                                      -----------
     this Agreement.

              "Scotiabank":  The Bank of Nova Scotia.
               ----------

              "Scotiabank Fee Letter": the letter agreement, dated September 25,
               ---------------------
     1996, between the Borrower and Scotiabank.

              "Security Documents": the collective reference to the Pledge
               ------------------
     Agreements and any other security documents hereafter delivered to the Administrative Agent granting a Lien on any asset or assets of any Person to secure the obligations and liabilities of the Borrower hereunder and under any of the other Loan Documents or to secure any guarantee of any such obligations and liabilities.

              "Single Employer Plan": any Plan which is covered by Title IV of
               --------------------
     ERISA, but which is not a Multiemployer Plan.

              "Societe":  Societe Generale.
               -------

              "Solvent": when used with respect to any Person, means that, as of
               -------
     any date of determination, (a) the amount of the "fair value" or "present fair saleable value" of the assets of such Person will, as of such date, exceed the amount of all "liabilities of such Person, contingent or otherwise", as of such date, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (b) the fair value or present fair saleable value of the assets of such Person will, as of such date, be greater than the amount that will be required to pay the liability of such Person on its debts as such debts become absolute and matured, (c) such Person will not have, as of such date, an unreasonably small amount of capital with which to conduct its business, and (d) such Person will be able to pay its debts as they mature. For purposes of this definition, (i) "debt" means liability on a "claim", (ii) "claim" means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured and (iii) unliquidated, contingent, disputed and unmatured claims shall be valued at the amount that can be reasonably expected to be actual and matured.

              "Specified Percentage": at any time, as to any Lender, the
               --------------------
     percentage of the Total Commitment then constituted by such Lender's Commitment.

              "Stock Purchase": as defined in the recitals hereto.
               --------------

              "Subsidiary": as to any Person, a corporation, partnership or
               ----------
     other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors (or Persons holding equivalent positions) of such corporation, partnership or other entity are at the time owned, or the management and policies of which are otherwise ultimately controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower.

              "Syndication Agent": as defined in the preamble hereto.
               -----------------

              "Tax Sharing Agreement": that certain Jones Intercable, Inc. and
               ---------------------
     its Qualifying Subsidiaries Income Tax Sharing Agreement, dated as of October 31, 1995, among JIC and certain of its Subsidiaries, as amended solely to include the Borrower and the Restricted Subsidiaries as parties thereto.

              "Termination Date": the earlier of (i) December 31, 2005, (ii) the
               ----------------
     date the Lenders' Commitments to lend under this Agreement are otherwise cancelled or terminated and (iii) the date any Note shall become due and payable, whether at stated maturity, by acceleration or otherwise.

              "Three Month Cash Flow": for a Person or group of Persons or the
               ---------------------
     assets of any Person as the context requires that portion of Operating Cash Flow derived from or produced by such Person, Persons or assets for the three-month period ending on the last day of the month immediately preceding the date of designation, transfer, sale or exchange of such Person, Persons or assets or, in the case of the Borrower and the Restricted Subsidiaries, immediately prior to the date of determination thereof.

              "Total Available Commitment": the sum of the Available Commitments
               --------------------------
     of all the Lenders.

              "Total Commitment": the sum of the Commitments (in each case, as
               ----------------
     the same may be increased, reduced or otherwise adjusted from time to time as provided herein) not to exceed $300,000,000.

              "Total Debt": for the Borrower and the Restricted Subsidiaries as
               ----------
     of any date, without duplication, the sum of (a) Indebtedness outstanding on such date excluding any Intercompany Subordinated Debt, provided that
                                                                --------
     the Intercompany Subordinated Debt is unsecured and subordinated pursuant to the terms of the Intercompany Subordinated Debt Agreement, (b) Capital Lease Obligations outstanding on such date and (c) Guarantee Obligations, determined on a consolidated basis in accordance with GAAP.

              "Total Extensions of Credit": at any time, the sum of the
               --------------------------
     Aggregate Outstanding Extensions of Credit of all of the Lenders at such time.

              "Tranche": the collective reference to Eurodollar Loans, the then
               -------
     current Interest Periods of which begin on the same date and end on the same later date (whether or not such Loans shall originally have been made on the same day).

              "Tranche B Agreement": the Credit Agreement [Tranche B] among the
               -------------------
     Borrower, the several Lenders from time to time parties thereto, the Managing Agents, the Syndication Agent, the Documentation Agent and the Administrative Agent, of even date herewith, as amended, supplemented or otherwise modified from time to time.

              "Transferee":  as defined in Section 12.6(i).
               ----------                  ---------------

              "Type": as to any Loan, its nature as an ABR Loan or a Eurodollar
               ----
     Loan.

              "Uniform Customs": the Uniform Customs and Practice for
               ---------------
     Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, as the same may be amended from time to time.

              "Unrestricted Subsidiary": (a) any Subsidiary created or acquired
               -----------------------
     after the Effective Date, pursuant to Section 8.9(f) and/or any Subsidiary
                                           -------------
     that is designated as an Unrestricted Subsidiary in accordance with the terms of Section 8.6 and (b) any Subsidiary of any such Unrestricted
              -----------
     Subsidiary, provided, that (i) at no time shall any creditor of any such
                 --------
     Subsidiary have any claim (whether pursuant to a Guarantee Obligation or otherwise) against the Borrower or any of its other Subsidiaries (other than another Unrestricted Subsidiary) in respect of any Indebtedness or other obligation of any such Subsidiary; (ii) neither the Borrower nor any of its Subsidiaries (other than another Unrestricted Subsidiary) shall become a general partner of any such Subsidiary; (iii) no default with respect to any Indebtedness of any such Subsidiary (including any right which the holders thereof may have to take enforcement action against any such Subsidiary) shall permit (upon notice, lapse of time or both) any holder of any Indebtedness of the Borrower or its other Subsidiaries (other than another Unrestricted Subsidiary) to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its final scheduled maturity; (iv) no such Subsidiary shall own any Capital Stock of, or own or hold any Lien on any property of, the Borrower or any other Subsidiary of the Borrower (other than another Unrestricted Subsidiary); (v) no Investments may be made in any such Subsidiary by the Borrower or any of its Subsidiaries (other than another Unrestricted Subsidiary except pursuant to Section 8.9(f)); and (vi) at the
                                                -------------
     time of such designation, no Default or Event of Default shall have occurred and be continuing or would result therefrom. It is understood that the Unrestricted Subsidiaries shall be disregarded for the purposes of any calculation pursuant to this Agreement relating to financial matters with respect to the Borrower.

              "Unrestricted Subsidiary Designation": as defined in Section 8.6.
               -----------------------------------                 -----------

              "Wholly Owned Subsidiary": as to any Person, any other Person at
               -----------------------
     least 100% of the Capital Stock of which (other than directors' qualifying shares required by law) is owned by such Person directly or indirectly through one or more other Wholly Owned Subsidiaries.

              1.2  Other Definitional Provisions. (a) Unless otherwise specified
                   -----------------------------
therein, all terms defined in this Agreement shall have the defined meanings when used in any other Loan Document or any certificate or other document made or delivered pursuant hereto or thereto.

              (b) Unless otherwise specified herein, all accounting terms used herein (and in any other Loan Document and any certificate or other document made or delivered pursuant hereto or thereto) shall be interpreted, all accounting determinations shall be made, and all financial statements required to be delivered hereunder shall be prepared, in accordance with GAAP as in effect from time to time; provided, however, that if the Borrower notifies the
                          --------  -------
Administrative Agent that the Borrower wishes to amend any covenant in Section 8
                                                                       ---------
to eliminate the effect of any change in GAAP on the operation of such covenant (or if the Administrative Agent notifies the Borrower that the Majority Lenders wish to amend Section 8 for such purpose), then compliance with such covenant
              ---------
shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Borrower and the Majority Lenders.

              (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

              (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

              (e) References in this Agreement or any other Loan Document to knowledge by the Borrower or any Restricted Subsidiary of events or circumstances shall be deemed to refer to events or circumstances of which any Responsible Officer has actual knowledge or reasonably should have knowledge.

              (f) References in this Agreement or any other Loan Document to financial statements shall be deemed to include all related schedules and notes thereto.

                  SECTION 2.  AMOUNT AND TERMS OF COMMITMENTS

              2.1  Commitments.  (a)  Subject to and in reliance upon the terms,
                   -----------
conditions, representations and warranties contained in the Loan Documents, each Lender severally agrees to make revolving credit Loans to the Borrower from time to time until the Termination Date, provided that in no event shall the Aggregate Outstanding Extensions of Credit of any Lender at any time exceed such Lender's Commitment. Until the Termination Date, the Borrower may use the Available Commitments by borrowing, prepaying the Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof.

              (b)  The Loans may from time to time be (i) Eurodollar Loans,
(ii) ABR Loans or (iii) a combination thereof, as determined by the Borrower and notified to the Administrative Agent in accordance with Sections 2.3 and
                                                            ------------
4.5, provided that no Loan shall be made as a Eurodollar Loan after the day
---  --------
that is one month prior to the Termination Date.

              2.2  Notes. In order to evidence the Loans, the Borrower will
                   -----
execute and deliver to each Lender a promissory note substantially in the form of Exhibit G, with appropriate insertions as to payee, date and principal amount
   ---------
(each, as amended, supplemented, replaced or otherwise modified from time to time, a "Note"), payable to the order of each Lender and in a principal amount
         ----
equal to each such Lender's Commitment. Each Note shall (x) be dated the Effective Date or the date of any reissuance of such Note, (y) be stated to mature on the Termination Date and (z) provide for the payment of interest in accordance with Section 4.1.
                -----------

              2.3  Procedure for Borrowing.  Subject to the terms and conditions
                   -----------------------
contained in the Loan Documents, the Borrower may borrow under the Available Commitments, prior to the Termination Date, on any Business Day by delivery to the Administrative Agent of an irrevocable notice substantially in the form of Exhibit H-1 (a "Notice of Borrowing"). A Notice of Borrowing must be received
-----------     -------------------
by the Administrative Agent prior to 12:00 Noon, New York City time, (a) three Business Days prior to the requested Borrowing Date, if all or any part of the requested Loans are to be initially Eurodollar Loans, or (b) on the requested Borrowing Date. A Notice of Borrowing shall specify (i) the amount to be borrowed, (ii) the requested Borrowing Date, (iii) whether the borrowing is to be of Eurodollar Loans, ABR Loans or a combination thereof and (iv) if the borrowing is to be entirely or partly of Eurodollar Loans, the respective amounts of each Tranche and the respective lengths of the initial Interest Periods therefor. Each borrowing under the Total Available Commitment shall be in an amount equal to (x) in the case of ABR Loans, $5,000,000 or a whole multiple of $1,000,000 in excess thereof (or, if the then Total Available Commitment is less than $5,000,000, such lesser amount) and (y) in the case of Eurodollar Loans, $5,000,000 or a whole multiple of $1,000,000 in excess thereof. Upon receipt of any such Notice of Borrowing from the Borrower, the Administrative Agent shall promptly notify each Lender thereof. Each such Lender will make the amount of its pro rata share of each borrowing available to the Administrative Agent for the account of the Borrower at the office of the Administrative Agent specified in Section 12.2 prior to 2:00 P.M., New York City
                                  ------------
time, on the Borrowing Date requested by the Borrower in funds immediately available to the Administrative Agent. Such borrowing will then be made available to the Borrower by the Administrative Agent crediting the account of the Borrower as so directed by the Borrower in a Notice of Borrowing with the aggregate of the amounts made available to the Administrative Agent by the Lenders and in like funds as received by the Administrative Agent.

              2.4  Repayment of Loans.  (a) The Borrower hereby unconditionally
                   ------------------
promises to pay to the Administrative Agent for the account of each Lender, (i) the then unpaid principal amount of each Loan of such Lender, on the Termination Date (or such earlier date on which the Loans become due and payable pursuant to
Section 9) and (ii) the amounts specified in Section 4.2, on the dates specified
---------                                    -----------
in Section 4.2.  The Borrower hereby further agrees to pay interest on the
   -----------
unpaid principal amount of the Loans from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in Section 4.1.
             -----------

              (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Borrower to such Lender resulting from each Loan of such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

              (c) The Administrative Agent shall maintain the Register pursuant to Section 12.6(g), and a subaccount therein for each Lender, in which shall be
   --------------
recorded (i) the amount of each Loan made hereunder, the Type thereof and each Interest Period, if any, applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) both the amount of any sum received by the Administrative Agent hereunder from the Borrower and each Lender's share thereof.

              (d) The entries made in the Register and the accounts of each Lender maintained pursuant to Section 12.6(g) shall, to the extent permitted by
                              --------------
applicable law, be prima facie evidence of the existence and amounts of the
                   ----- -----
obligations of the Borrower therein recorded; provided, however, that the
                                              --------  -------
failure of any Lender or the Administrative Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of the Borrower to repay (with applicable interest) the Loans made to the Borrower by such Lender in accordance with the terms of this Agreement.

                         SECTION 3.  LETTERS OF CREDIT


              3.1  L/C Commitment. (a) Subject to the terms and conditions
                   --------------
hereof, Issuing Lender, in reliance on the agreements of the other Lenders set forth in Section 3.4(a), agrees to issue letters of credit ("Letters of Credit")
         -------------                                       -----------------
for the account of the Borrower on any Business Day in such form as may be approved from time to time by such Issuing Lender; provided that Issuing Lender
                                                   --------
shall not issue any Letter of Credit if, after giving effect to such issuance, either (i) the L/C Obligations would exceed $30,000,000 or (ii) the Total Extensions of Credit would exceed the Total Commitment. Each Letter of Credit shall (i) be denominated in Dollars and shall be either (x) a standby letter of credit issued for the account of the Borrower, which finances the working capital and business needs of the Borrower and/or the Subsidiaries of the Borrower, including, without limitation, good faith deposits in connection with permitted acquisitions by the Borrower and/or the Subsidiaries of the Borrower, or (y) a commercial letter of credit issued for the account of the Borrower in respect of the purchase of goods or services by the Borrower and/or any of the Subsidiaries of the Borrower and (ii) expire no later than the earlier of (x) the Termination Date and (y) the date which is 12 months after its date of issuance.

              (b) Each Letter of Credit shall be subject to the Uniform Customs and, to the extent not inconsistent therewith, the laws of the State of New York.

              (c) The Issuing Lender shall not at any time be obligated to issue any Letter of Credit hereunder if such issuance would conflict with, or cause the Issuing Lender or any other Lender to exceed any limits imposed by, any applicable Requirement of Law.

              3.2  Procedure for Issuance of Letters of Credit. The Borrower may
                   -------------------------------------------
from time to time request that the Issuing Lender issue a Letter of Credit by delivering to the Issuing Lender, at its address for notices specified herein, an Application therefor, completed to the reasonable satisfaction of the Issuing Lender, and such other certificates, documents and other papers and information as the Issuing Lender may reasonably request. Upon receipt of any Application, the Issuing Lender will process such Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall promptly issue the Letter of Credit requested thereby (but in no event shall the Issuing Lender be required to issue any Letter of Credit earlier than three Business Days after its receipt of the Application therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed by the Issuing Lender and the Borrower. The Issuing Lender shall furnish a copy of such Letter of Credit to the Borrower promptly following the issuance thereof.

              3.3  Fees, Commissions and Other Charges. (a) The Borrower shall
                   -----------------------------------
pay to the Administrative Agent, for the account of each Lender, a letter of credit fee with respect to each Letter of Credit, computed for the period from and including the date of issuance of such Letter of Credit to the date such Letter of Credit is no longer outstanding, computed at a percentage rate per annum equal to the Applicable Margin from time to time applicable to Loans bearing interest at the

Eurodollar Rate, calculated on the basis of a 360-day year, of the aggregate average daily amount available to be drawn under such Letter of Credit for the period as to which payment of such fee is made, payable on each L/C Fee Payment Date to occur while such Letter of Credit remains outstanding and on the date such Letter of Credit expires, is cancelled or is drawn upon. Such fee shall be nonrefundable.

          (b) In addition to the foregoing fees, the Borrower shall pay to the Issuing Lender the fees set forth in the Scotiabank Fee Letter.

          (c) The Administrative Agent shall, promptly following its receipt thereof, distribute to each Lender all fees received by the Administrative Agent for each such Lender's account pursuant to this Section.

          3.4   L/C Participations.  (a) The Issuing Lender irrevocably agrees
                ------------------
to grant and hereby grants to each Lender, and, to induce the Issuing Lender to issue Letters of Credit hereunder, each Lender irrevocably agrees to accept and purchase and hereby accepts and purchases from the Issuing Lender, on the terms and conditions hereinafter stated, for such Lender's own account and risk an undivided interest equal to such Lender's Specified Percentage in the Issuing Lender's obligations and rights under each Letter of Credit issued by the Issuing Lender and the amount of each draft paid by the Issuing Lender thereunder. Each Lender unconditionally and irrevocably agrees with the Issuing Lender that, if a draft is paid under any Letter of Credit issued by the Issuing Lender for which the Issuing Lender is not reimbursed in full by the Borrower in accordance with Section 3.5(a), such Lender shall pay to the Issuing Lender upon
                --------------
demand at the Issuing Lender's address for notices specified herein an amount equal to such Lender's Specified Percentage of the amount of such draft, or any part thereof, which is not so reimbursed.

          (b) If any amount required to be paid by any Lender to the Issuing Lender pursuant to Section 3.4(a) in respect of any unreimbursed portion of any
                   --------------
payment made by the Issuing Lender under any Letter of Credit is paid to the Issuing Lender within three Business Days after the date such payment is due, such Lender shall pay to the Issuing Lender on demand an amount equal to the product of (i) such amount, times (ii) the daily average Federal Funds Effective
                            -----
Rate during the period from and including the date such payment is required to the date on which such payment is immediately available to the Issuing Lender,

times (iii) a fraction the numerator of which is the number of days that elapse
-----
during such period and the denominator of which is 360. If any such amount required to be paid by any Lender pursuant to Section 3.4(a) is not in fact made
                                              --------------
available to the Issuing Lender by such Lender within three Business Days after the date such payment is due, the Issuing Lender shall be entitled to recover from such Lender, on demand, such amount with interest thereon calculated from such due date at a rate per annum equal to the ABR plus the Applicable Margin.
                                                   ----
A certificate of the Issuing Lender submitted to any Lender with respect to any amounts owing under this Section shall be conclusive in the absence of manifest error.

          (c) Whenever, at any time after the Issuing Lender has made payment under any Letter of Credit and has received from any Lender its pro rata share
                                                                --- ----
of such payment in accordance with Section 3.4(a), the Issuing Lender receives
                                   --------------
any payment related to such Letter of Credit (whether directly from the Borrower or otherwise, including proceeds of Collateral applied thereto by the Issuing Lender), or any payment of interest on account thereof, the Issuing Lender will, if such payment is received prior to 1:00 p.m., New York City time, on a Business Day, distribute to such Lender its pro rata share thereof on the same
                                            --- ----
Business Day or if received later than 1:00 p.m. on the next succeeding Business Day; provided, however, that in the event that any such payment received by the
     --------  -------
Issuing Lender shall be required to be returned by the Issuing Lender, such Lender shall return to the Issuing Lender the portion thereof previously distributed by the Issuing Lender to it.

          (d) Notwithstanding anything to the contrary in this Agreement, each Lender's obligation to make the Loans referred to in Section 3.5(b) and to
                                                     --------------
purchase and fund participating interests pursuant to Section 3.4(a) shall be
                                                      --------------
absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any setoff, counterclaim, recoupment, defense or other right which such Lender or the Borrower may have against the Issuing Lender, the Borrower or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default or an Event of Default or the failure to satisfy any of the other conditions specified in Section 6; (iii) any adverse
                                                 ---------
change in the condition (financial or otherwise) of any Loan Party; (iv) any breach of this Agreement or any other Loan Document by any Loan Party or any Lender; or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

          3.5   Reimbursement Obligation of the Borrower.  (a)  The Borrower
                ----------------------------------------
agrees to reimburse the Issuing Lender (it being understood that such reimbursement shall be effected by means of a borrowing of Loans unless the Managing Agents shall determine in their sole discretion that such Loans may not be made for such purpose as a result of a Default or Event of Default pursuant to Section 9(f)), upon receipt of notice from the Issuing Lender of the date and
   ------------
amount of a draft presented under any Letter of Credit and paid by the Issuing Lender, for the amount of (i) such draft so paid and (ii) any taxes, fees, charges or other costs or expenses incurred by the Issuing Lender in connection with such payment. Each such payment shall be made to the Issuing Lender, at its address for notices specified herein in Dollars and in immediately available funds, on the date on which the Borrower receives such notice, if received prior to 1:00 P.M., New York City time, on a Business Day and otherwise on the next succeeding Business Day.

          (b) Interest shall be payable on any and all amounts remaining unpaid by the Borrower under this Section 3.5, (i) from the date the draft
                                  -----------
presented under the affected Letter of Credit is paid to the date on which the Borrower is required to pay such amounts pursuant to paragraph (a) above at a rate per annum equal to the ABR plus the Applicable Margin and (ii) thereafter
                                ----
until payment in full at the rate which would be payable on any Loans which were then overdue. Except as otherwise specified in Section 3.5(a), each drawing
                                               --------------
under any Letter of Credit shall constitute a request by the Borrower to the Administrative Agent for a borrowing of Loans that are ABR Loans pursuant to
Section 2.3 in the amount of such drawing. The Borrowing Date with
-----------
respect to such borrowing shall be the date of payment of such drawing and the proceeds of such Loans shall be applied by the Administrative Agent to reimburse the Issuing Lender for the amounts paid under such Letter of Credit.

          3.6   Obligations Absolute.  Subject to the penultimate sentence of
                --------------------
this Section 3.6, the Borrower's obligations under this Section 3 shall be
     -----------                                        ---------
absolute and unconditional under any and all circumstances and irrespective of any set-off, counterclaim or defense to payment which the Borrower may have or have had against the Issuing Lender, any Lender or any beneficiary of a Letter of Credit. The Borrower also agrees with the Issuing Lender that the Issuing Lender and the Lenders shall not be responsible for, and the Borrower's Reimbursement Obligations under Section 3.5(a) shall not be affected by, among
                                --------------
other things, (i) the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or (ii) any dispute between or among the Borrower and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or (iii) any claims whatsoever of the Borrower against any beneficiary of such Letter of Credit or any such transferee. The Issuing Lender and the Lenders shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors or omissions caused by such Person's gross negligence or willful misconduct. The Borrower agrees that any action taken or omitted by the Issuing Lender under or in connection with any Letter of Credit or the related drafts or documents, if done in the absence of gross negligence or willful misconduct and in accordance with the standards of care specified in the Uniform Commercial Code of the State of New York, shall be binding on the Borrower and shall not result in any liability of either the Issuing Lender or any Lender to the Borrower.

          3.7   Letter of Credit Payments.  If any draft shall be presented for
                -------------------------
payment under any Letter of Credit, the Issuing Lender shall promptly notify the Borrower and the Lenders of the date and amount thereof. Subject to Section 3.6,
                                                                    -----------
the responsibility of the Issuing Lender to the Borrower in connection with any draft presented for payment under any Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment appear on their face to be in conformity with such Letter of Credit.

          3.8   Application. To the extent that any provision of any Application
                -----------
related to any Letter of Credit is inconsistent with the provisions of this Agreement, the provisions of this Agreement shall apply.

                  SECTION 4. GENERAL PROVISIONS APPLICABLE TO
                          LOANS AND LETTERS OF CREDIT


          4.1   Interest Rates and Payment Dates.  (a)  Each Eurodollar Loan
                --------------------------------
shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Eurodollar Rate determined for such day plus the Applicable Margin in effect for such day.
----

          (b) Each ABR Loan shall bear interest for each day that it is outstanding at a rate per annum equal to the ABR for such day plus the
                                                              ----
Applicable Margin in effect for such day.

          (c) (i) After the occurrence and during the continuance of an Event of Default, all Loans and Reimbursement Obligations shall bear interest at a rate per annum which is equal to (x) in the case of the Loans, the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this Section 4.1 plus 2% or (y) in the case of Reimbursement Obligations, at a
     ----------- ----
rate per annum equal to the ABR plus the Applicable Margin plus 2% and (ii) if
                                ----                       ----
all or a portion of any interest payable on any Loan or Reimbursement Obligation or any commitment fee or other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum equal to ABR plus the Applicable
                                                            ----
Margin plus 2%, in each case, with respect to clauses (i) and (ii) above, from
       ----
the date of such non-payment until such amount is paid in full (as well after as before judgment).

          (d) Interest shall be payable in arrears on each Interest Payment Date, provided that interest accruing pursuant to paragraph (c) of this Section
      --------
shall be payable from time to time on demand.

          4.2   Optional and Mandatory Commitment Reductions and Prepayments.
                ------------------------------------------------------------
(a) The Borrower may at any time and from time to time prepay the Loans, in whole or in part, without premium or penalty (it being understood that amounts payable pursuant to Section 4.11 do not constitute premium or penalty), upon at
                    ------------
least three Business Days' irrevocable notice to the Administrative Agent (in the case of Eurodollar Loans) or at least one Business Day's irrevocable notice to the Administrative Agent (in the case of ABR Loans), specifying the date and amount of prepayment and whether the prepayment is of Eurodollar Loans, ABR Loans or a combination thereof, and, in each case if a combination thereof, the principal amount allocable to each. Upon the receipt of any such notice the Administrative Agent shall promptly notify each Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with interest accrued to the date of such prepayment and (if a Eurodollar Loan is prepaid other than at the end of the Interest Period applicable thereto) any amounts payable pursuant to
Section 4.11. Partial prepayments of Loans shall be in an aggregate principal
------------
amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof.

          (b) The Borrower shall have the right, upon not less than three Business Days' notice to the Administrative Agent (which will promptly notify the Lenders thereof), to terminate the Total Commitment or, from time to time, to reduce the amount of the Total Commitment;

provided that no such termination or reduction of the Total Commitment shall be
--------
permitted if, after giving effect thereto and to any prepayments of the Loans made on the effective date thereof, the sum of the Aggregate Outstanding Extensions of Credit of all the Lenders then in effect would exceed the aggregate Total Commitment as so reduced. Any such reduction shall be in a minimum amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof and shall reduce permanently the Total Commitment then in effect.

          (c) On the last Business Day of each March, June, September and December, commencing March 31, 2000, through the Termination Date, the Total Commitment shall automatically and permanently be reduced by the percentage (the "Quarterly Percentage Reduction") of the original Total Commitment, as set forth
 ------------------------------
below. Notwithstanding anything contained in this Agreement to the contrary, on the Termination Date the Total Commitment shall automatically reduce to zero.



                           Quarterly Percentage       Total Percentage Reduction
        Calendar Year            Reduction               for the Calendar Year
        -------------            ---------               ---------------------

             2000                  1.875%                        7.50%

             2001                  3.750%                       15.00%

             2002                  4.375%                       17.50%

             2003                  5.000%                       20.00%

             2004                  5.000%                       20.00%

             2005                  5.000%                       20.00%


          (d) If at any time the sum of the Aggregate Outstanding Extensions of Credit of all the Lenders exceeds the Total Available Commitment then in effect, the Borrower shall, without notice or demand, immediately repay the Loans in an aggregate principal amount equal to such excess, together with interest accrued to the date of such payment or repayment and any amounts payable under Section 4.11. To the extent that, after giving effect to any
              ------------
prepayment of the Loans required by the preceding sentence, the sum of the Aggregate Outstanding Extensions of Credit of all the Lenders still exceeds the Total Available Commitment then in effect, the Borrower shall, without notice or demand, immediately cash collateralize the then outstanding L/C Obligations in an amount equal to such excess upon terms reasonably satisfactory to the Administrative Agent.

          (e) In the case of any reduction of the Total Commitment the Borrower shall, if applicable, comply with the requirements of Section 4.2(d).
                                                               --------------
Each repayment of the Loans under this Section 4.2 shall be accompanied by
                                       -----------
accrued interest to the date of such repayment on the amount repaid. Any amounts deposited in any cash collateral account established pursuant to this Section
                                                                      -------

4.2 shall be invested in Cash Equivalents having a one-day maturity or such
---
other Cash Equivalents as shall be acceptable to the Administrative Agent and the Borrower.

          4.3   Commitment Fees, etc.  (a)  The Borrower agrees to pay to the
                --------------------
Administrative Agent for the account of each Lender, a commitment fee, on the average daily amount of the Total Available Commitment computed at a rate per annum based on the Leverage Ratio in effect for the fiscal quarter preceding the payment date, determined as follows:



           Leverage Ratio                           Commitment Fee
           --------------                           --------------

           (greater than) 5.00:1.00                      0.375%

           (less than or equal to) 5.00:1.00             0.250%

For purposes of calculating the commitment fee due hereunder, the Leverage Ratio shall be determined as at the end of each of the first three quarterly periods of each fiscal year of the Borrower and as at the end of each fiscal year of the Borrower, based on the relevant financial statements delivered pursuant to

Section 7.1(a) or (b) and the Compliance Certificate delivered pursuant to
--------------    ---
Section 7.2(b); changes in the Leverage Ratio shall become effective on the date
--------------
which is the earlier of (i) two Business Days after the date the Administrative Agent receives such financial statements and the corresponding Compliance Certificate and (ii) the 60th day after the end of each of the first three quarterly periods of each fiscal year or the 120th day after the end of each fiscal year, as the case may be, and shall remain in effect until the next change to be effected pursuant to this Section 4.3; provided, that (a) until the
                                       -----------  --------
first such financial statements and Compliance Certificate are delivered after the date hereof, the Applicable Margin shall be determined by reference to the Leverage Ratio set forth in the Closing Certificate delivered to the Administrative Agent pursuant to Section 6.1(b), and (b) if any financial
                                 --------------
statements or the Compliance Certificate referred to above are not delivered within the time periods specified above, then, for the period from and including the date on which such financial statements and Compliance Certificate are required to be delivered until the date on which such financial statements and Compliance Certificate are delivered, then the Leverage Ratio as at the end of the fiscal period that would have been covered thereby shall be deemed to be greater than 5.00 to 1.00.

Such commitment fee shall be (i) payable quarterly in arrears on the last Business Day of each March, June, September and December and on the date on which all of the Commitments shall have terminated and (ii) fully earned and non-refundable upon payment thereof.

          (b) The Borrower shall pay (without duplication of any other fee payable under this Section 4.3) to the Managing Agents, for their respective
                   -----------
accounts, the fees in the amounts and on the dates agreed to in the Managing Agents Fee Letter.

          (c) The Borrower shall pay (without duplication of any other fee payable under this Section 4.3) to the Administrative Agent, the fees in the
                   -----------
amounts and on the dates agreed to in the Scotiabank Fee Letter.

          4.4   Computation of Interest and Fees.  (a)  Interest based on the
                --------------------------------
Eurodollar Rate and fees shall be calculated on the basis of a 360-day year for the actual days elapsed; and interest based on the ABR shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed. The Administrative Agent shall as soon as practicable notify the Borrower and the Lenders of each determination of a Eurodollar Rate. Any change in the interest rate on a Loan resulting from a change in the ABR or the Eurocurrency Reserve Requirements shall become effective as of the opening of business on the day on which such change becomes effective. The Administrative Agent shall as soon as practicable notify the Borrower and the Lenders of the effective date and the amount of each such change in interest rate.

          (b) Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error. The Administrative Agent shall, at the request of the Borrower, deliver to the Borrower a statement showing in reasonable detail the calculations used by the Administrative Agent in determining any interest rate pursuant to
Section 4.1(a).
--------------

          4.5   Conversion and Continuation Options.  (a)  The Borrower may
                -----------------------------------
elect from time to time to convert Eurodollar Loans to ABR Loans by giving the Administrative Agent an irrevocable notice substantially in the form of
Exhibit H-2 (a "Notice of Conversion/Continuation"), at least one Business Day
-----------     ---------------------------------
prior to such election, provided that any such conversion of Eurodollar Loans
                        --------
may only be made on the last day of an Interest Period with respect thereto. The Borrower may elect from time to time to convert ABR Loans to Eurodollar Loans or to continue Eurodollar Loans as Eurodollar Loans by giving the Administrative Agent a Notice of Conversion/Continuation at least three Business Days' prior to such election. Any such Notice of Conversion/Continuation to Eurodollar Loans shall specify the length of the initial Interest Period or Interest Periods therefor. Upon receipt of any such Notice of Conversion/Continuation the Administrative Agent shall promptly notify each Lender thereof. All or any part of outstanding Eurodollar Loans and ABR Loans may be converted as provided herein, provided that (i) no Loan may be converted into a Eurodollar Loan when
        --------
any Event of Default has occurred and is continuing and (ii) no Loan may be converted into a Eurodollar Loan if the Interest Period selected therefor would expire after the Termination Date.

          (b) Any Eurodollar Loans may be continued as such upon the expiration of the then current Interest Period with respect thereto by the Borrower giving irrevocable notice to the Administrative Agent, of the length of the next Interest Period to be applicable to such Loans, determined in accordance with the applicable provisions of the term "Interest Period" set forth in Section 1.1, provided that no Eurodollar Loan may be continued as such
         -----------  --------
(i) when any Event of Default has occurred and is continuing or (ii) after the date that is one month prior to the Termination Date, and provided, further,
                                                          --------  -------
that if the Borrower shall fail to give any required notice as described above in this paragraph or if such continuation is not permitted pursuant to the preceding proviso such Loans shall be automatically converted to ABR Loans on the last day of such then expiring Interest Period. Upon receipt of any such notice of continuation pursuant to this Section 4.5(b), the Administrative Agent
                                        --------------
shall promptly notify each Lender thereof.

          4.6   Minimum Amounts of Tranches.  All borrowings, conversions,
                ---------------------------
continuations and payments of Loans hereunder and all selections of Interest Periods hereunder shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of the Eurodollar Loans comprising each Tranche shall be equal to $5,000,000 or a whole multiple of $1,000,000 in excess thereof. In no event shall there be more than six Tranches outstanding at any time.

          4.7   Inability to Determine Interest Rate.  If prior to the first
                ------------------------------------
day of any Interest Period:

          (a) the Administrative Agent shall have determined (which determination shall be conclusive and binding upon the Borrower) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period; or

          (b) the Administrative Agent shall have received notice from the Majority Lenders that the Eurodollar Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to such Lenders (as conclusively certified by such Lenders) of making or maintaining their affected Loans during such Interest Period, the Administrative Agent shall give facsimile notice thereof to the Borrower and the Lenders as soon as practicable thereafter. If such notice is given (x) any Eurodollar Loans requested to be made on the first day of such Interest Period shall be made as ABR Loans, (y) any Loans that were to have been converted on the first day of such Interest Period to Eurodollar Loans shall be continued as ABR Loans and (z) any outstanding Eurodollar Loans shall be converted, on the first day of such Interest Period, to ABR Loans. Until such notice has been withdrawn by the Administrative Agent or the Majority Lenders, as the case may be, no further Eurodollar Loans shall be made or continued as such, nor shall the Borrower have the right to convert Loans to Eurodollar Loans.

          4.8   Pro Rata Treatment and Payments.  (a)  Each borrowing of Loans
                -------------------------------
hereunder shall be made, each payment by the Borrower on account of any commitment fee hereunder shall be allocated by the Administrative Agent, and any reduction of the Total Commitment shall be allocated by the Administrative Agent, pro rata according to the respective Specified Percentages of the
       --- ----
Lenders. Each payment (including each prepayment) by the Borrower on account of principal of and interest on, or commitment fees related to, the Loans or Reimbursement Obligations shall be allocated by the Administrative Agent to the Lenders pro rata according to the respective Specified Percentages of such Loans
        --- ----
and Reimbursement Obligations then held by the Lenders. All payments (including prepayments) to be made by the Borrower hereunder and under any Notes, whether on account of principal, interest, fees, Reimbursement Obligations or otherwise, shall be made without set-off or counterclaim and shall be made prior to 2:00 P.M., New York City time, on the due date thereof to the Administrative Agent, for the account of the Lenders, at the Administrative Agent's office specified in Section 12.2, in Dollars and in immediately available funds. Payments
   ------------
received by the Administrative Agent after such time shall be deemed to have been received on the next Business Day. If any payment hereunder becomes due and payable on a day other than a Business Day, the maturity of such payment shall be extended to the next succeeding Business Day, (and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension) unless, with respect to payments of Eurodollar Loans only, the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day.

          (b) Unless the Administrative Agent shall have been notified in writing by any Lender prior to a borrowing that such Lender will not make the amount that would constitute its share of such borrowing available to the Administrative Agent, the Administrative Agent may assume that such Lender is making such amount available to the Administrative Agent, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such amount is not made available to the Administrative Agent by the required time on the Borrowing Date therefor, such Lender shall pay to the Administrative Agent, on demand, such amount with interest thereon at a rate equal to the daily average Federal Funds Effective Rate for the period until such Lender makes such amount immediately available to the Administrative Agent. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this Section 4.8 shall be
                                                           -----------
conclusive in the absence of manifest error. If such Lender's share of such borrowing is not made available to the Administrative Agent by such Lender within three Business Days of such Borrowing Date, the Administrative Agent shall notify the Borrower of the failure of such Lender to make such amount available to the Administrative Agent and the Administrative Agent shall also be entitled to recover, on demand from the Borrower, such amount with interest thereon at a rate per annum equal to the ABR plus the Applicable Margin in
                                             ----
effect on the Borrowing Date.

          4.9   Requirements of Law.  (a)  If the adoption of or any change in
                -------------------
any Requirement of Law or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:

                (i) shall subject any Lender to any tax of any kind whatsoever with respect to this Agreement, any Note or any Eurodollar Loan made by it, or change the basis of taxation of payments to such Lender in respect thereof (except for Non-Excluded Taxes covered by Section 4.10, net income
                                                       ------------
     taxes and franchise taxes (imposed in lieu of net income taxes));

                (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender which is not otherwise included in the determination of the Eurodollar Rate; or

                (iii)  shall impose on such Lender any other condition;

and the result of any of the foregoing is to increase the cost to such Lender, by an amount which such Lender deems to be material, of making, converting into, continuing or maintaining Eurodollar Loans or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the Borrower shall promptly pay such Lender such additional amount or amounts as will compensate such Lender for such increased cost or reduced amount receivable.

          (b) If any Lender shall have determined in good faith that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof shall have the effect of reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) by an amount reasonably deemed by such Lender to be material, then from time to time, the Borrower shall promptly pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction.

          (c) If any Lender becomes entitled to claim any additional amounts pursuant to this Section 4.9, it shall promptly deliver a certificate to the
                 -----------
Borrower (with a copy to the Administrative Agent), setting forth in reasonable detail an explanation of the basis for requesting such compensation. Such certificate as to any additional amounts payable pursuant to this Section 4.9
                                                                  -----------
submitted by such Lender to the Borrower (with a copy to the Administrative Agent) shall be conclusive in the absence of manifest error. The Borrower shall pay each Lender the amount shown as due on any such certificate delivered by it within 15 days after the Borrower's receipt thereof. The agreements in this

Section 4.9 shall survive the termination of this Agreement and the payment of
-----------
the Loans and all other amounts payable hereunder.

          4.10  Taxes.  (a)  All payments made by the Borrower under this
                -----
Agreement and any Notes shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding (i) net income taxes; (ii) franchise and doing business taxes imposed on the Administrative Agent or any Lender as a result of a present or former connection between the Administrative Agent or such Lender and the jurisdiction of the Governmental

Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from the Administrative Agent or such Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any
Note); (iii) any Taxes, levies, imposts, deductions, charges or withholdings that are in effect and that would apply to a payment to such Lender as of the Effective Date; and (iv) if any Person acquires any interest in this Agreement or any Note pursuant to the provisions hereof, including without limitation a participation (whether or not by operation of law), or a foreign Lender changes the office in which the Loan is made, accounted for or booked (any such Person or such foreign Lender in that event being referred to as a "Tax Transferee"),
                                                             --------------
any Taxes, levies, imposts, deductions, charges or withholdings to the extent that they are in effect and would apply to a payment to such Tax Transferee as of the date of the acquisition of such interest or change in office, as the case may be. If any such non-excluded taxes, levies, imposts, duties, charges, fees deductions or withholdings ("Non-Excluded Taxes") are required to be withheld
                             ------------------
from any amounts payable to the Administrative Agent or any Lender hereunder or under any Note, the amounts so payable to the Administrative Agent or such Lender shall be increased to the extent necessary to yield to the Administrative Agent or such Lender (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement, provided, however, that the Borrower shall not be required to
                --------  -------
increase any such amounts payable to any Non-U.S. Lender if such Lender fails to comply with the requirements of paragraph (b) of this Section. Whenever any Non-Excluded Taxes are payable by the Borrower, as promptly as possible thereafter the Borrower shall send to the Administrative Agent for its own account or for the account of such Lender, as the case may be, a certified copy of an original official receipt received by the Borrower showing payment thereof. If, when the Borrower is required by this Section 4.10(a) to pay any
                                                    ---------------
Non-Excluded Taxes, the Borrower fails to pay such Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent the required receipts or other required documentary evidence, the Borrower shall indemnify the Administrative Agent and the Lenders for any incremental taxes, interest or penalties that may become payable by the Administrative Agent or any Lender as a result of any such failure.

          (b) Each Lender (or Transferee) that is not a citizen or resident of the United States of America, a corporation, partnership or other entity created or organized in or under the laws of the United States of America, or any estate or trust that is subject to federal income taxation regardless of the source of its income (a "Non-U.S. Lender") shall deliver to the Borrower and the
               ---------------
Administrative Agent (or, in the case of a Participant, to the Lender from which the related participation shall have been purchased) two copies of either U.S. Internal Revenue Service Form 1001 or Form 4224, or, in the case of a Non-U.S. Lender claiming exemption from U.S. federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest", a Form W-8, or any subsequent versions thereof or successors thereto (and, if such Non-U.S. Lender delivers a Form W-8, an annual certificate representing that such Non-U.S. Lender (i) is not a "bank" for purposes of Section 881(c) of the Code (and is not subject to regulatory or other legal requirements as a bank in any jurisdiction, and has not been treated as a bank in any filing with or submission made to any Governmental Authority or rating agency), (ii) is not a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of the Borrower and (iii) is
not a controlled foreign corporation related to the Borrower (within the meaning of Section 864(d)(4) of the Code)), properly completed and duly executed by such Non-U.S. Lender claiming complete exemption from, U.S. federal withholding tax on all payments by the Borrower under this Agreement and the other Loan Documents, along with such other additional forms as the Borrower, the Administrative Agent (or, in the case of a Participant, the Lender from which the related participation shall have been purchased) may reasonably request to establish the availability of such exemption. Such forms shall be delivered by each Non-U.S. Lender on or before the date it becomes a party to this Agreement (or, in the case of any Participant, on or before the date such Participant purchases the related participation). In addition, each Non-U.S. Lender shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Non-U.S. Lender. Each Non-U.S. Lender shall promptly notify the Borrower at any time it determines that it is no longer in a position to provide any previously delivered certificate to the Borrower (or any other form of certification adopted by the U.S. taxing authorities for such purpose). Notwithstanding any other provision of Section 4.10, a Non-U.S.
                                                  ------------
Lender shall not be required to deliver any form pursuant to this Section
                                                                  -------
4.10(b) that such Non-U.S. Lender is not legally able to deliver, it being
-------
understood and agreed that, in the event that a Non-U.S. Lender fails to deliver any forms otherwise required to be delivered pursuant to this Section 4.10(b),
                                                              ---------------
or notifies the Borrower that any previously delivered certificate is no longer in force, the Borrower shall withhold such amounts as the Borrower shall reasonably determine are required by law and shall not be required to make any additional payment with respect thereto to the Non-U.S. Lender, unless such failure to deliver or notify is a result of change in law subsequent to the date hereof.

          (c) If a Lender (or Transferee) or the Administrative Agent shall become aware that it is entitled to receive a refund in respect of Non-Excluded Taxes paid by the Borrower, or as to which it has been indemnified by the Borrower, which refund in the good faith judgment of such Lender (or Transferee) is allocable to such payment made pursuant to this Section 4.10, it shall
                                                   ------------
promptly notify the Borrower of the availability of such refund and shall, within 30 days after receipt of a request by the Borrower, apply for such refund. If any Lender (or Transferee) or the Administrative Agent receives a refund in respect of any Non-Excluded Taxes paid by the Borrower, or as to which it has been indemnified by the Borrower, which refund in the good faith judgment of such Lender (or Transferee) is allocable to such payment made pursuant to this Section 4.10, it shall promptly notify the Borrower of such refund and
     ------------
shall, within 15 days after receipt, repay such refund to the Borrower. The agreements in this Section 4.10 shall survive the termination of this Agreement
                   ------------
and the payment of the Loans and all other amounts payable hereunder.

          4.11  Indemnity.  The Borrower agrees to indemnify each Lender and to
                ---------
hold each Lender harmless from any loss or expense which such Lender may sustain or incur as a consequence of (a) default by the Borrower in making a borrowing of, conversion into or continuation of Eurodollar Loans after the Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (b) default by the Borrower in making any prepayment of Eurodollar Loans after the Borrower has given a notice thereof in accordance with the provisions of this Agreement or (c) the making of a prepayment of Eurodollar Loans on a day which is not the last day of an Interest Period with respect thereto. Such indemnification may include an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to, but not including, the last day of such Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Loans provided for herein over (ii) the amount of interest (as reasonably determined by such Lender) which would have accrued to such Bank on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank eurodollar market. This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

          4.12  Change of Lending Office.  Each Lender agrees that if it makes
                ------------------------
any demand for payment under Section 4.9 or 4.10(a), it will use reasonable
                             -----------    -------
efforts (consistent with its internal policy and legal and regulatory restrictions and so long as such efforts would not be disadvantageous to it, as determined in its sole discretion) to designate a different lending office if the making of such a designation would reduce or obviate the need for the Borrower to make payments under Section 4.9 or 4.10(a) or would eliminate or
                                -----------    -------
reduce the effect of any adoption or change described in Section 4.9.
                                                         -----------


                   SECTION 5.  REPRESENTATIONS AND WARRANTIES


          To induce the Administrative Agent and the Lenders to enter into this Agreement and to make the Loans and to issue Letters of Credit, the Borrower hereby represents and warrants to the Administrative Agent and each Lender that:



          5.1   Financial Condition.  (a) The consolidated balance sheet of JIC
                -------------------
and its consolidated Subsidiaries at June 30, 1996 and the related consolidated statements of income and of cash flows for the fiscal year ended on such date, reported on by Arthur Andersen L.L.P., copies of which have heretofore been furnished to each Lender, present fairly in all material respects the consolidated financial condition of JIC and its consolidated Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the fiscal year then ended. All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by such accountants and as disclosed therein). Neither JIC, the Borrower nor any of their consolidated Subsidiaries had, as of June 30, 1996, any material Guarantee Obligation, contingent liability or liability for taxes, or any long-term lease or unusual forward or long-term commitment, including, without limitation, any interest rate or foreign currency swap or exchange transaction, which is not reflected in the foregoing statements or in the schedules or notes thereto. Except as set forth on Schedule 5.1,
                                                              ------------
during the period from June 30, 1996 to and including the date hereof there has been no sale, transfer or other disposition by JIC or any of its consolidated Subsidiaries of any material part of its business, assets or property and no purchase or other acquisition of any business, assets or property (including any Capital Stock of any other Person) material in relation to the consolidated financial condition of JIC and its consolidated Subsidiaries at June 30, 1996, other than the Stock Purchase.

          (b) The financial statements of the Borrower and the Restricted Subsidiaries and other information most recently delivered under Sections 7.1(a)
                                                                 ---------------
and (b) were prepared in accordance with GAAP and present fairly the
    ---
consolidated financial condition, results of operations, and cash flows of the Borrower and the Restricted Subsidiaries as of, and for the portion of the fiscal year ending on the date or dates thereof (subject in the case of interim statements only to normal year-end audit adjustments). There were no material liabilities, direct or indirect, fixed or contingent, of the Borrower or the Restricted Subsidiaries as of the date or dates of such financial statements which are not reflected therein or in the notes thereto. Except for transactions directly related to, or specifically contemplated by, the Loan Documents, there have been no changes in the consolidated financial condition of the Borrower or the Restricted Subsidiaries from that shown in such financial statements after such date which could reasonably be expected to have a Material Adverse Effect, nor has the Borrower or any Restricted Subsidiary incurred any liability (including, without limitation, any liability under any Environmental
Law), direct or indirect, fixed or contingent, after such date which could reasonably be expected to have a Material Adverse Effect.

          5.2   No Change.  From June 30, 1996, through and including the
                ---------
Effective Date there has been no development or event which has had or could reasonably be expected to have a material adverse effect on the financial condition and business operations of the Acquired Systems. Since the Effective Date there has been no development or event which has had or could reasonably be expected to have a Material Adverse Effect.

          5.3   Existence; Compliance with Law.  The Borrower and each of its
                ------------------------------
Subsidiaries (a) is duly organized, validly existing and, where applicable, in good standing under the laws of the jurisdiction of its organization, (b) has the corporate or partnership power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified and, where applicable, in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, except where the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect, and (d) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.

          5.4   Power; Authorization; Enforceable Obligations.  Each Loan Party
                ---------------------------------------------
has the power and authority, and the legal right, to make, deliver and perform each of the Loan Documents to which it is a party and, in the case of the Borrower, to borrow hereunder, and has taken all necessary corporate or partnership action to authorize the execution, delivery and performance of each of the Loan Documents to which it is a party and, in the case of the Borrower, to authorize the borrowings on the terms and conditions of this Agreement. Except as set forth on Schedule 5.4, no consent or authorization of, filing
                       ------------
with, notice to or other act by or in respect of, any Governmental Authority or any other Person (including any partner or shareholder of any Loan Party or any

Affiliate of any Loan Party) is required to be obtained or made by any Loan Party or any other Person, in connection with the Stock Purchase other than those that have been obtained or made and are in full force and effect;

provided, that with respect to third party approvals necessary for the Stock
--------
Purchase, Schedule 5.4 lists only the material third party approvals required.
          ------------
No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person (including any partner or shareholder of JIC, any Loan Party or any Affiliate of JIC or any Loan Party) is required to be obtained or made by JIC or any Loan Party or any Subsidiary of any Loan Party in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of the Loan Documents other than those that have been obtained or made and are in full force and effect. Each Loan Document to which JIC and each Loan Party is a party has been duly executed and delivered on behalf of JIC and each such Loan Party.
Each Loan Document constitutes a legal, valid and binding obligation of JIC, to the extent JIC is a party thereto, and each Loan Party party thereto enforceable against JIC and each such Loan Party in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent transfer or conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

          5.5   No Legal Bar.  The Stock Purchase, the execution, delivery and
                ------------
performance of the Loan Documents, the borrowings hereunder and the use of the proceeds thereof will not (a) violate, result in a default under or conflict with any Requirement of Law or any material Contractual Obligation, in any material respect, of JIC, JCH, the Borrower or of any of the Restricted Subsidiaries or (b) violate any provision of the charter or bylaws of JIC, JCH, the Borrower or the Restricted Subsidiaries and will not result in a default under, or result in or require the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any such Requirement of Law or Contractual Obligation (other than pursuant to the Security Documents).

          5.6   No Material Litigation.  Except as set forth on Schedule 5.6, no
                ----------------------                          ------------
litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Borrower, threatened by or against the Borrower or any of the Restricted Subsidiaries or against any of its or their respective properties or revenues (a) with respect to any of the Loan Documents, the Stock Purchase or any of the transactions contemplated hereby or thereby, or (b) which could reasonably be expected to have a Material Adverse Effect. No attachment, prejudgment or judgment Lien encumbers the Acquired Systems or any asset of the Borrower or any of the Restricted Subsidiaries other than in respect of (i) claims as to which payment in full above any applicable customary deductible is covered by insurance or a bond or (ii) other claims aggregating not more than $10,000,000. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Borrower, threatened by or against (i) JCH with respect to the Stock Purchase or (ii) JIC, with respect to the JIC Negative Pledge.

          5.7   No Default.  Neither JIC, the Borrower nor any of its Restricted
                ----------
Subsidiaries is in default under or with respect to any of its Contractual Obligations in any respect which could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

          5.8   Ownership of Property; Intellectual Property.  (a)  Each of the
                --------------------------------------------
Borrower and the Restricted Subsidiaries has good record and indefeasible title in fee simple to, or a valid leasehold interest in, all its real property, if any, and good title to, or a valid leasehold interest in, all its other material property, if any, and none of such property is subject to any Lien except as permitted by Section 8.3. Upon the consummation of the Stock Purchase, the
             -----------
Borrower or the Restricted Subsidiaries, as applicable, will have good record and indefeasible title in fee simple to, or a valid leasehold interest in all of the real property, if any, and all other material property and Franchises associated with the Acquired Systems.

          (b) The Borrower and the Restricted Subsidiaries have the right to use all trademarks, tradenames, copyrights, technology, know-how or processes ("Intellectual Property") that are necessary for the conduct of the business of
-----------------------
the Borrower or any of the Restricted Subsidiaries.

          5.9   No Burdensome Restrictions.  No Requirement of Law or
                --------------------------
Contractual Obligation of JIC, its Subsidiaries, the Borrower or any of its Restricted Subsidiaries could reasonably be expected to have a Material Adverse Effect.

          5.10  Taxes.  (a)  (i) Each of the Borrower and its Subsidiaries has
                -----
filed or caused to be filed all tax returns which, to the knowledge of the Borrower, are required to be filed and has paid all taxes shown to be due and payable by it on said returns and all other material taxes, fees or other charges (collectively, the "Specified Taxes") imposed on it or any of its
                            ---------------
property by any Governmental Authority due and payable by it and (ii) to the knowledge of the Borrower, no material claim is being asserted with respect to any Specified Tax, other than, in each case with respect to this clause (a), Specified Taxes the amount or validity of which are currently being contested in good faith by appropriate proceedings diligently pursued and with respect to which reserves in conformity with GAAP have been provided on the books of the Borrower or the relevant Subsidiary, as the case may be, and (b) no tax Lien has been filed with respect to any Specified Tax.

          5.11  Federal Regulations.  No part of the proceeds of any Loans will
                -------------------
be used for "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation G or Regulation U of the Board as now and from time to time hereafter in effect. If requested by any Lender or the Administrative Agent, the Borrower will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form G-3 or FR Form U-1 referred to in said Regulation G or Regulation U, as the case may be.

          5.12  ERISA.  Except as, in the aggregate, could not reasonably be
                -----
expected to result in a Material Adverse Effect: (a) neither a Reportable Event nor an "accumulated funding deficiency" (within the meaning of Section 412 of the Code or Section 302 of ERISA) has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Plan, and each Plan has complied in all material respects with the applicable provisions of ERISA and the Code; (b) no termination of a Single Employer Plan has occurred, and no Lien in favor of the PBGC or a Plan has arisen, during such five-year period; (c) the present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits; (d) neither the Borrower nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan, and neither the Borrower nor any Commonly Controlled Entity would become subject to any liability under ERISA if the Borrower or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made; and (e) no such Multiemployer Plan is in Reorganization or Insolvent.

          5.13  Investment Company Act; Other Regulations.  No Loan Party is an
                -----------------------------------------
"investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended. No Loan Party is subject to regulation under any Federal or State statute or regulation (other than Regulation X of the Board) which limits its ability to incur Indebtedness under this Agreement or the other Loan Documents.

          5.14  Subsidiaries.  Except for changes permitted by this Agreement
                ------------
pursuant to Sections 8.6, 8.8 or 8.9, Schedule 5.14 sets forth a true and
            ------------  ---    ---  -------------
complete list of each of the Borrower's Subsidiaries and accurately designates as of the date hereof whether each such Subsidiary is a Restricted Subsidiary or an Unrestricted Subsidiary. The Borrower has or will have delivered to the Administrative Agent, an updated Schedule 5.14 within 30 days after any changes
                                 -------------
thereto. The outstanding shares of Capital Stock of each Restricted Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable, and all of the outstanding shares of each class of the Capital Stock of each Restricted Subsidiary are owned, directly or indirectly, beneficially and of record, by the Borrower, free and clear of all Liens.

          5.15  Insurance.  Each Loan Party maintains with financially sound,
                ---------
responsible, and reputable insurance companies or associations (or, as to workers' compensation or similar insurance, with an insurance fund or by self-insurance authorized by the jurisdictions in which it operates) insurance covering its properties and businesses against such casualties and contingencies and of such types and in such amounts (and with co-insurance and deductibles) as is customary in the case of same or similar businesses.

          5.16  Certain Cable Television Matters.  Except as could not
                --------------------------------
reasonably be expected to result in a Material Adverse Effect:

          (a) the Borrower and the Restricted Subsidiaries possess all Authorizations necessary to own, operate and construct the Cable Systems or otherwise for the operations of their businesses and are not in violation thereof. All such Authorizations are in full force and effect and no event has occurred that permits, or after notice or lapse of time could permit, the revocation, termination or material and adverse modification of any such Authorization;

          (b) neither the Borrower nor any of the Restricted Subsidiaries is in violation of any duty or obligation required by the Communications Act of 1934, as amended, or any FCC rule or regulation applicable to the operation of any portion of any of the Cable Systems;

          (c) there is not pending or, to the best knowledge of the Borrower, threatened, any action by the FCC to revoke, cancel, suspend or refuse to renew any FCC License held by the Borrower or any of the Restricted Subsidiaries. There is not pending or, to the best knowledge of the Borrower, threatened, any action by the FCC to modify adversely, revoke, cancel, suspend or refuse to renew any other Authorization; and

          (d) there is not issued or outstanding or, to the best knowledge of the Borrower, threatened, any notice of any hearing, violation or complaint against the Borrower or any of the Restricted Subsidiaries with respect to the operation of any portion of the Cable Systems and the Borrower has no knowledge that any Person intends to contest renewal of any Authorization.

          5.17  Environmental Matters.  Except as could not reasonably be
                ---------------------
expected to result in a Material Adverse Effect:

          (a) the facilities and properties owned by the Borrower or any of its Subsidiaries (the "Owned Properties") do not contain, and, to the
                           ----------------
    knowledge of the Borrower to the extent not owned, leased or operated during the past five years, have not contained during the past five years, any Materials of Environmental Concern in amounts or concentrations which constitute or constituted a violation of, or could reasonably be expected to give rise to liability under, any Environmental Law;

          (b) the facilities and properties leased or operated by the Borrower or any of its Subsidiaries, but not owned by them (the "Leased and Operated
                                                            -------------------
    Properties"), to the knowledge of the Borrower, do not contain and have not
    ----------
    contained during the past five years, any Materials of Environmental Concern in amounts or concentrations which constitute or constituted a violation of, or could reasonably be expected to give rise to liability under, any Environmental Law;

          (c) the Owned Properties and all operations at the Owned Properties are in compliance, and, to the knowledge of the Borrower to the extent not owned, leased or operated during the past five years, have in the last five years been in compliance, with all applicable Environmental Laws, and there is no contamination at, under or about the Owned Properties or violation of any Environmental Law with respect to the Owned Properties or the business operated by the Borrower or any of its Subsidiaries (the "Business") which
                                                               --------
     could interfere with the continued operation of the Owned Properties or impair the fair saleable value thereof;

          (d) to the knowledge of the Borrower, the Leased and Operated Properties and all operations at the Leased and Operated Properties are in compliance, and, in the last five years been in compliance, with all applicable Environmental Laws, and to the knowledge of the Borrower there is no contamination at, under or about the Leased and Operated Properties or violation of any Environmental Law with respect to the Leased and Operated Properties or the Business operated by the Borrower or any of its Subsidiaries which could interfere with the continued operation of the Leased and Operated Properties or impair the fair saleable value thereof;

          (e) neither the Borrower nor any of its Subsidiaries has received any notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Owned Properties or the Leased and Operated Properties (together, the "Properties") or the Business, nor
                                             ----------
     does the Borrower have any knowledge that any such notice will be received or is being threatened;

          (f) the Borrower has not transported or disposed of Materials of Environmental Concern nor, to the Borrower's knowledge, have Materials of Environmental Concern been transported or disposed of from the Properties in violation of, or in a manner or to a location which could reasonably be expected to give rise to liability to the Borrower or any Restricted Subsidiary under, any Environmental Law, nor has the Borrower generated any Materials of Environmental Concern nor, to the Borrower's knowledge, have Materials of Environmental Concerns been generated, treated, stored or disposed of at, on or under any of the Properties in violation of, or in a manner that could reasonably be expected to give rise to liability to the Borrower or any Restricted Subsidiary under, any applicable Environmental Law;

          (g) no judicial proceeding or governmental or administrative action is pending or, to the knowledge of the Borrower, threatened, under any Environmental Law to which the Borrower or any Subsidiary is or will be named as a party with respect to the Properties or the Business, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any applicable Environmental Law with respect to the Properties or the Business; and

          (h) the Borrower has not released, nor, to the Borrower's knowledge, has there been any release or threat of release of Materials of Environmental Concern at or from the Properties, or arising from or related to the operations of the Borrower or any Subsidiary in connection with the Properties or otherwise in connection with the Business, in violation of or in amounts or in a manner that could reasonably be expected to give rise to liability under Environmental Laws.

          5.18  Accuracy of Information.  (a)  All Information made available to
                -----------------------
the Administrative Agent or any Lender by the Borrower pursuant to this Agreement or any other Loan Document did not, as of the date such Information was made available, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading in light of the circumstances under which such statements were made.

          (b)   All pro forma financial information and projections made
                    --- -----
available to the Administrative Agent or any Lender by the Borrower pursuant to this Agreement or any other Loan Document have been prepared and furnished to the Administrative Agent or such Lender in good faith and were based on estimates and assumptions that were believed by the management of the Borrower to be reasonable in light of the then current and foreseeable business conditions of the Borrower and the Subsidiaries. The Administrative Agent and the Lenders recognize that such pro forma financial information and projections
                                --- -----
and the estimates and assumptions on which they are based may or may not prove to be correct.

          5.19  Security Documents.  The Security Documents are effective to
                ------------------
create in favor of the Administrative Agent, for the benefit of the Lenders, a legal, valid and enforceable security interest in the Collateral described therein and proceeds thereof and, after satisfaction of the conditions specified in Section 6.1(j), the Security Documents shall constitute a fully perfected
   --------------
first priority Lien on, and security interest in, all right, title and interest of, the Borrower and the Restricted Subsidiaries in such Collateral and the proceeds thereof (subject to Section 9-306 of the Uniform Commercial Code), as security for the Obligations (and the Obligations under and as defined in the Tranche B Agreement), in each case prior and superior in right to any other Person.

          5.20  Solvency.  As of the date on which this representation and
                --------
warranty is made or deemed made, each Loan Party is Solvent, both before and after giving effect to the transactions contemplated hereby consummated on such date and to the incurrence of all Indebtedness and other obligations incurred on such date in connection herewith and therewith.

          5.21  Indebtedness.  No Loan Party is an obligor on any Indebtedness
                ------------
except as permitted under Section 8.2.
                          -----------

          5.22  Labor Matters.  There are no actual or overtly threatened
                -------------
strikes, labor disputes, slow downs, walkouts, or other concerted interruptions of operations by the employees of any Loan Party which could reasonably be expected to have a Material Adverse Effect. Hours worked by and payment made to employees of the Loan Parties have not been in violation of the Fair Labor Standards Act or any other applicable law dealing with such matters, other than any such violations, individually or collectively, which could reasonably be expected to have a Material Adverse Effect. All payments due from any Loan Party on account of employee health and welfare insurance have been paid or accrued as a liability on its books, other than any such nonpayments which could not, individually or collectively, reasonably be expected to have a Material Adverse Effect.

          5.23  Prior Names.  Neither the Borrower nor any Restricted Subsidiary
                -----------
has used or transacted business under any other corporate or trade name in the five-year period preceding the Effective Date.

          5.24  Franchises. Schedule 5.24, as supplemented to reflect any
                ----------  -------------
renewals and extensions of Franchise Agreements and to reflect any acquisition, lists all Franchise Agreements of the Borrower and the Restricted Subsidiaries relating to the Cable Systems owned by the Borrower and the Restricted Subsidiaries as of the Initial Funding Date and, with respect to the Cable Systems acquired after such date, as of the date of acquisition, at any time thereafter, including but not limited to the Acquired Systems. As of the Initial Funding Date, JCH and all of the Loan Parties shall have taken all action required by applicable Governmental Authorities to lawfully transfer or grant all of the Franchise Agreements relating to the Acquired Systems to the Loan Parties and, with respect to the Cable Systems acquired after the Initial Funding Date, all of the Loan Parties have taken all action required by applicable Governmental Authorities to lawfully transfer or grant such after acquired Franchise Agreement to the Loan Parties. To the knowledge of the Borrower, as of the Initial Funding Date and at all times thereafter, all Franchise Agreements of the Loan Parties were lawfully transferred or granted to the Borrower or a Restricted Subsidiary pursuant to the rules and regulations of applicable Governmental Authorities. The Franchise Agreements authorize the Borrower or a Restricted Subsidiary as indicated on Schedule 5.24 (as
                                                    -------------
supplemented to reflect any renewals and extensions of Franchise Agreements and to reflect any acquisition) to operate one or more Cable Systems until the respective expiration dates listed on Schedule 5.24 or, will authorize the
                                      -------------
Borrower or a Restricted Subsidiary as indicated on Schedule 5.24 (as
                                                    -------------
supplemented to reflect any renewals and extensions of Franchise Agreements and to reflect any acquisition), and no other further approval, filing or other action of any Governmental Authority is or will be necessary or advisable as of the Initial Funding Date or, with respect to the Cable Systems acquired after such date, as of the date of acquisition, in order to permit the Borrower's or such Restricted Subsidiaries' operation of the Cable Systems in accordance with the terms thereof. Schedule 5.24 (as supplemented from time to time) correctly
                   -------------
identifies the franchisee and accurately describes the franchise area, the exclusive or nonexclusive nature of each such Franchise Agreement and all limitations contained in the Franchise Agreement or related statutes on the assignment, sale or encumbering of the Franchise Agreement or the related Cable System's assets. The Borrower or the Restricted Subsidiary that is the franchisee is in compliance in all material respects with all material terms and conditions of all Franchise Agreements relating to the Cable Systems owned by it, and on and after the date of acquisition of any Cable System will be in compliance in all material respects with all material terms and conditions of all Franchise Agreements relating to such Cable

Systems so acquired and no event has occurred or exists which permits, or, after the giving of notice, or the lapse of time or both would permit, the revocation or termination of any Franchise Agreement.

          5.25  Chief Executive Office; Chief Place of Business. Schedule 5.25
                -----------------------------------------------  -------------
(as supplemented from time to time) accurately sets forth the location of the chief executive office and chief place of business (as such terms are used in the Uniform Commercial Code of each state whose law would purport to govern the attachment and perfection of the security interests granted by the Security Documents) of the Borrower and each Restricted Subsidiary.

          5.26  Full Disclosure.  There is no material fact or condition
                ---------------
relating to the Loan Documents or the financial condition, business, or property of any Loan Party which could reasonably be expected to have a Material Adverse Effect and which has not been disclosed, in writing, to the Managing Agents and the Lenders.

          5.27  Intercompany Subordinated Debt.  There is no Intercompany
                ------------------------------
Subordinated Debt other than the Indebtedness described in Exhibit A (as
                                                           ---------
supplemented from time to time) to the Intercompany Subordinated Debt Agreement.


                        SECTION 6.  CONDITIONS PRECEDENT


          6.1   Conditions to Initial Extensions of Credit.  The agreement of
                ------------------------------------------
each Lender to make the initial extension of credit requested to be made by it is subject to the satisfaction, immediately prior to or concurrently with the making of such extension of credit of the following conditions precedent:

          (a)   Loan Documents.  The Administrative Agent shall have received
                --------------
     (i) this Agreement and the Tranche B Agreement, each duly executed and delivered by the Borrower; (ii) the Notes, duly executed and delivered by the Borrower to each of the Lenders; (iii) the Pledge Agreements, duly executed and delivered by the Borrower and each of the Restricted Subsidiaries; (iv) the JIC Negative Pledge duly executed and delivered by JIC; (v) the Restricted Subsidiary Negative Pledges, duly executed and delivered by each of the Restricted Subsidiaries; and (vi) a copy of the Intercompany Subordinated Debt Agreement duly executed and delivered by the Borrower and JIC.

          (b)   Closing Certificate.  The Administrative Agent shall have
                -------------------
     received a certificate (the "Closing Certificate") of each Loan Party and
                              -------------------
     JIC, dated the date of the initial extension of credit, substantially in the form of Exhibit I, with appropriate insertions and attachments, in
                 ---------
     each case reasonably satisfactory in form and substance to the Administrative Agent, executed by a Responsible Officer and the Secretary or any Assistant Secretary of the appropriate Loan Party and JIC.

              (c)   Fees. The Administrative Agent and the Managing Agents shall
                    ----
       have received all fees and expenses required to be paid on or before the date hereof referred to in Section 4.3(b) and the Lenders shall have
                                  --------------
       received all fees required to be paid on or before the date hereof pursuant to the various invitation letters from the Borrower to prospective lenders forwarded with the Confidential Information Memorandum, dated September 19, 1996.

              (d)   Legal Opinions. The Administrative Agent shall have
                    --------------
       received, with a counterpart for each Lender, the following executed legal opinions:

                          (i) the executed legal opinion of the General Counsel or the acting General Counsel of the Borrower, substantially in the form of Exhibit J; and
                                           ---------

                          (ii) the executed legal opinion of Cole, Raywid & Braverman, L.L.P., substantially in the form of Exhibit K.
                                                              ---------

              (e)   Financial Statements. The Lenders shall have received
                    --------------------
       audited consolidated financial statements of JIC for the 1995 fiscal year, which financial statements shall have been prepared in accordance with GAAP and shall be accompanied by an unqualified report thereon prepared by Arthur Andersen L.L.P.

              (f)   Satisfactory Organizational and Capital Structure. The stock
                    -------------------------------------------------
       ownership of the Borrower and each of the Restricted Subsidiaries shall be consistent with the structure described in Schedule 6.1(f). All
                                                     ---------------
       necessary intercreditor arrangements shall be satisfactory to the Lenders.

              (g)   Governmental and Third Party Approvals. All governmental
                    --------------------------------------
       approvals and material third party approvals necessary in connection with the Stock Purchase shall have been obtained and be in full force and effect. All governmental approvals and material third party approvals necessary in connection with the financing contemplated hereby shall have been obtained and be in full force and effect.

              (h)   No Material Adverse Information. The Lenders shall not have
                    -------------------------------
       become aware of any previously undisclosed materially adverse information with respect to (i) the ability of the Loan Parties to perform their respective obligations under the Loan Documents in any material respect or (ii) the rights and remedies of the Lenders.

              (i)   No Material Default Under Other Agreements. There shall
                    ------------------------------------------
       exist no material event of default (or condition which would constitute such an event of default with the giving of notice or the passage of time) under any agreements relating to Capital Stock, or any material financing agreements, lease agreements or other material Contractual Obligations, of JIC, the Borrower or any of the Restricted Subsidiaries.

              (j)   Pledged Stock; Stock Powers. The Administrative Agent shall
                    ---------------------------
       have received the certificates representing the shares of Capital Stock pledged pursuant to each Pledge Agreement of the Borrower and each of the Restricted Subsidiaries, respectively, together with an undated stock power for each such certificate, if any, executed in blank by a duly authorized officer of the Borrower and each of the Restricted Subsidiaries, respectively.

              (k)   Material Adverse Change. There shall exist no material
                    -----------------------
       adverse change in the financial condition or business operations of the Acquired Systems since June 30, 1996.

              (l)   Additional Documentation. All other documentation,
                    ------------------------
       including, without limitation, any tax sharing agreement, employment agreement, management compensation arrangement or other financing arrangement of the Borrower or any of the Restricted Subsidiaries shall be reasonably satisfactory in form and substance to the Lenders.

              (m)   Lien Termination. All Liens covering the Acquired Systems
                    ----------------
       shall have been terminated.

              (n)   The Stock Purchase. The Stock Purchase shall have been
                    ------------------
       consummated.

              (o)   Insurance. The Administrative Agent shall have received
                    ---------
       certificates of insurance naming the Administrative Agent as loss payee for the benefit of the Lenders and as additional insured for the benefit of the Lenders, as required by Section 7.5(b).
                                      --------------

              (p)   Tax Sharing Agreement. The Administrative Agent or the
                    ---------------------
       Documentation Agent shall have received a copy of the Tax Sharing Agreement.

              (q)   Acquired Systems. The Acquired Systems shall have been sold
                    ----------------
       and transferred to JCG and JCA and all governmental approvals and material third party approvals necessary in connection with such sale and transfer shall have been obtained and in full force and effect such that JCG shall own good title to the Cable Systems serving North Augusta, South Carolina, Savannah, Georgia and Augusta, Georgia and JCA will own good title to the Cable System serving Pima County, Arizona.

              (r)   Pro Forma Covenant Compliance. The Managing Agents shall
                    -----------------------------
       have received reasonably satisfactory calculations evidencing the Borrower's pro forma compliance with Sections 8.1(a) and (c), after
                                            ---------------     ---
       giving effect to the requested borrowing.

              6.2   Conditions to Each Extension of Credit. The obligation or
                    --------------------------------------
agreement of each Lender to make any Loan or to issue any Letter of Credit requested to be made or issued by it on any date (including, without limitation, its initial extension of credit) is subject to the satisfaction, immediately prior to or concurrently with the making of such Loans or the issuing of such Letters of Credit, of the following conditions precedent:

              (a)   Initial Conditions Satisfied. Each of the conditions
                    ----------------------------
       precedent set forth in Section 6.1 shall have been satisfied and shall
                              -----------
       continue to be satisfied on the date of such Loans.

              (b)   No Material Litigation. Except as disclosed on Schedule 5.6,
                    ----------------------                         ------------
       no litigation, inquiry, injunction or restraining order shall be pending, entered or threatened in writing which could reasonably be expected to have a Material Adverse Effect.

              (c)   No Material Adverse Effect. There shall not have occurred
                    --------------------------
       any change, development or event which could reasonably be expected to have a Material Adverse Effect.

              (d)   Representations and Warranties. Each of the representations
                    ------------------------------
       and warranties made by any Loan Party or JIC in or pursuant to the Loan Documents to which it is a party shall be true and correct in all material respects on and as of such date as if made on and as of such date, after giving effect to the Loans requested to be made or the Letters of Credit to be issued on such date and the proposed use of the proceeds thereof.

              (e)   No Default. No Default or Event of Default shall have
                    ----------
       occurred and be continuing on such date or will occur after giving effect to the extension of credit requested to be made on such date and the proposed use of the proceeds thereof.

              (f)   Notice of Borrowing; Application. The Borrower shall have
                    --------------------------------
       submitted a Notice of Borrowing in accordance with Section 2.3 and
                                                          -----------
       certifying to the matters set forth in Section 6.2(a) through and including (e) and/or an Application in accordance with Section 3.2.
                                                              -----------

Each borrowing by or issuance of a Letter of Credit on behalf of the Borrower hereunder shall constitute a representation and warranty by the Borrower as of the date of such extension of credit that the applicable conditions contained in this Section 6.2 have been satisfied.
     -----------

                       SECTION 7.  AFFIRMATIVE COVENANTS

              The Borrower hereby agrees that, so long as any Commitment remains in effect, any Loan or Letter of Credit shall be outstanding or any other Obligation is due and payable to any Lender or the Administrative Agent hereunder or under any other Loan Document, the Borrower shall and shall cause each of its Restricted Subsidiaries to:

              7.1   Financial Statements. Furnish to the Administrative Agent
                    --------------------
for subsequent distribution to each Lender:

              (a) as soon as available, but in any event within 120 days after the end of each fiscal year of the Borrower, a copy of the consolidated balance sheet of the Borrower and the

       Restricted Subsidiaries as at the end of such year and the related consolidated statements of income and shareholders' capital (deficit) and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by Arthur Andersen L.L.P. or other independent certified public accountants of nationally recognized standing; and

              (b) as soon as available, but in any event not later than 60 days after the end of each of the first three fiscal quarterly periods of each fiscal year of the Borrower, the unaudited consolidated balance sheet of the Borrower and the Restricted Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income and of cash flows for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments).

All such financial statements shall be complete and correct in all material respects and shall be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein).

              7.2   Certificates; Other Information. Furnish to the
                    -------------------------------
       Administrative Agent for subsequent distribution to each Lender:

              (a) concurrently with the delivery of the financial statements referred to in Section 7.1(a), a certificate of the independent certified
                      --------------
       public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default, except as specified in such certificate;

              (b) concurrently with the delivery of the financial statements referred to in Sections 7.1(a) or (b), a Compliance Certificate executed
                      ---------------    ---
       by a Responsible Officer of the Borrower and each of the Restricted Subsidiaries;

              (c) without duplication of the financial statements delivered pursuant to Section 7.1, within five days after the same are sent, copies
                   -----------
       of all financial statements and reports which the Borrower sends to the holders of any class of its debt securities, and within five days after the same are filed, copies of all financial statements and reports which the Borrower may make to, or file with, the Securities and Exchange Commission or any successor or analogous Governmental Authority; and

              (d) promptly, such additional financial and other information as any Lender may from time to time reasonably request.

              7.3   Payment of Obligations. Pay, discharge or otherwise satisfy
                    ----------------------
at or before maturity or before they become delinquent, as the case may be, all its material obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Borrower or the relevant Restricted Subsidiary, as the case may be.

              7.4   Conduct of Business and Maintenance of Existence, etc.
                    -----------------------------------------------------
(a) Continue to engage in business of the same general type as now conducted by it, except as otherwise permitted by Section 8.13, and preserve, renew and keep
                                     ------------
in full force and effect its organizational existence and take all reasonable action to maintain all material rights, privileges and franchises necessary in the normal conduct of its business except as otherwise permitted pursuant to
Section 8.4.
-----------

              (b) Comply with all Contractual Obligations and applicable Requirements of Law, except to the extent that failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.

              7.5   Maintenance of Property; Insurance. (a) Keep all material
                    ----------------------------------
property useful and necessary in its business in good working order and condition (ordinary wear and tear excepted) consistent with customary practices in the cable industry; maintain with financially sound and reputable insurance companies insurance on all its property in at least such amounts and against at least such risks as are usually insured against in the same general area by companies engaged in the same or a similar business; and furnish to the Administrative Agent certificates of insurance from time to time received by it for each such policy of insurance including insurance certificates evidencing compliance with Section 7.5(b).
                --------------

              (b)   In the event that the provisions of item (ii) of
Section 8.16 apply, then contemporaneously with the Borrower's compliance with
------------
Section 7.9 the Borrower shall cause (i) the Administrative Agent to be named,
-----------
in a manner reasonably satisfactory to the Administrative Agent, (a) as lender loss payee for the benefit of the Lenders under all policies of casualty insurance maintained by the Borrower and the Restricted Subsidiaries and (b) as an additional insured for the benefit of the Lenders on all policies of liability insurance maintained by the Borrower and the Restricted Subsidiaries; and (ii) all insurance policies to contain a provision that the policy may not be cancelled, terminated or modified without thirty (30) days' prior written notice to the Administrative Agent.

              7.6   Inspection of Property; Books and Records; Discussions. Keep
                    ------------------------------------------------------
and maintain a system of accounting established and administered in accordance with sound business practices and keep and maintain proper books of record and accounts; and permit representatives of any Lender to visit and inspect any of its properties and examine and make abstracts from any of its books and records during normal business hours and as often as may reasonably be requested and upon reasonable notice and to discuss the business, operations, properties and financial and other condition of the Borrower and the Restricted Subsidiaries with officers and employees of the

Borrower and the Restricted Subsidiaries and with their independent certified public accountants; provided that representatives of the Borrower designated by a Responsible Officer may be present at any such meeting with such accountants.

              7.7   Notices. Promptly after the Borrower obtains knowledge
                    -------
thereof, give notice to the Administrative Agent and each Lender of:

              (a)   the occurrence of any Default or Event of Default;

              (b) any (i) default or event of default under any Contractual Obligation of JIC, the Borrower or any of the Restricted Subsidiaries or
       (ii) litigation, investigation or proceeding which may exist at any time between JIC, the Borrower or any of the Restricted Subsidiaries and any Governmental Authority, which in either case could reasonably be expected to have a Material Adverse Effect;

              (c) any litigation or proceeding affecting the Borrower or any of the Restricted Subsidiaries (i) which could reasonably be expected to result in an adverse judgment of $10,000,000 or more and which is not covered by insurance or (ii) in which injunctive or similar relief is sought which in the case of this clause (ii) could reasonably be expected to materially interfere with the ordinary conduct of business of the Borrower or any of the Restricted Subsidiaries;

              (d) the following events, as soon as possible and in any event within 30 days after the Borrower knows thereof: (i) the occurrence of any Reportable Event with respect to any Plan, a failure to make any required contribution to a Plan, the creation of any Lien in favor of the PBGC or a Plan or any withdrawal from, or the termination, Reorganization or Insolvency of, any Multiemployer Plan or (ii) the institution of proceedings or the taking of any other action by the PBGC or the Borrower or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the terminating, Reorganization or Insolvency of, any Plan; and

              (e) any development or event which could reasonably be expected to have a Material Adverse Effect.

Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action is proposed to be taken with respect thereto.

              7.8   Environmental Laws. (a) Comply with, and use reasonable
                    ------------------
efforts to require compliance by all tenants and subtenants, if any, with, all applicable Environmental Laws and obtain and comply with and maintain, and use reasonable efforts to require that all tenants and subtenants obtain and comply with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws except, in each case, to the extent that failure to do so could not be reasonably expected to have a Material Adverse Effect.

              (b) Comply with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws except to the extent that the same are being contested in good faith by appropriate proceedings diligently pursued.

              7.9   Collateral. (a) To ratably secure full and complete payment
                    ----------
and performance of the Obligations (and the Obligations under and as defined in the Tranche B Agreement), (i) the Borrower shall grant and convey to and create in favor of, the Administrative Agent for the ratable benefit of the Lenders a continuing first priority perfected Lien and security interest in, to and on all of the Capital Stock of each direct or indirect Restricted Subsidiary of the Borrower and any other direct or indirect Restricted Subsidiary of the Borrower, now owned or hereafter acquired and/or designated by the Borrower; and (ii) the Restricted Subsidiaries shall grant and convey to and create in favor of, the Administrative Agent for the ratable benefit of the Lenders a continuing first priority perfected Lien and security interest in, to and on all of the Capital Stock of each Restricted Subsidiary owned by a Restricted Subsidiary, now owned or hereafter acquired.

              (b) With respect to any new Restricted Subsidiary created, acquired or designated after the date hereof, the Borrower shall and shall cause each such new Restricted Subsidiary, as applicable, to promptly (but in no event later than 30 days after the creation, acquisition or designation of a Restricted Subsidiary) (i) execute and deliver to the Administrative Agent such new Pledge Agreements and/or amendments to existing Pledge Agreements as the Administrative Agent deems necessary or advisable in order to grant to the Administrative Agent, for the benefit of the Lenders, a perfected first priority security interest in the Capital Stock of such Restricted Subsidiary and any Restricted Subsidiaries of such Restricted Subsidiary, (ii) deliver to the Administrative Agent the certificates representing the Capital Stock of such Restricted Subsidiary and any Restricted Subsidiary of such Restricted Subsidiary, together with undated stock powers, in blank, executed and delivered by a duly authorized officer of the Borrower or such Restricted Subsidiary, as applicable, (iii) take such other actions as shall be necessary or advisable to grant to the Administrative Agent for the benefit of the Lenders a perfected first priority security interest in such Capital Stock, including, without limitation, the filing of such Uniform Commercial Code financing statements as may be requested by the Administrative Agent, (iv) execute and deliver to the Administrative Agent a Restricted Subsidiary Negative Pledge and (v) if requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described in the preceding clauses (i), (ii),
(iii) and (iv), which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.

              (c) With respect to any assets (other than the Capital Stock of Subsidiaries) from time to time acquired by the Borrower which are not transferred to a Restricted Subsidiary in accordance with Section 8.16 (each, an
                                                          ------------
"Acquired Asset" and collectively, the "Acquired Assets"), the Borrower shall,
 --------------                         ---------------
within 90 days after the date on which the aggregate fair market value of all Acquired Assets owned by the Borrower exceeds $500,000, execute and deliver or cause to be delivered to the Administrative Agent in a form reasonably acceptable to the Administrative Agent (i) one or more mortgages and/or security agreements which grant to the Administrative Agent a first priority perfected security interest in the assets of the Borrower, whether then owned or thereafter acquired (subject to any Liens permitted by Section 8.3) and
                                                       -----------
(ii) such additional agreements and other documents as the Administrative Agent reasonably deems necessary to establish a valid, enforceable and perfected first priority security interest in such assets (subject to any Liens permitted by
Section 8.3).
-----------

              (d) Upon request of the Administrative Agent, promptly execute and deliver or cause to be executed and delivered to the Administrative Agent in a form reasonably acceptable to the Administrative Agent such additional agreements and other documents as the Administrative Agent reasonably deems necessary to establish a valid, enforceable and perfected first priority security interest in the Collateral.

              7.10  Use of Proceeds.  The Borrower shall use the proceeds of the
                    ---------------
Loans and the Letters of Credit only for (a) financing permitted acquisitions,
(b) capital expenditures to expand and upgrade Cable Systems, (c) dividends or distributions permitted under this Agreement, and (d) general corporate purposes.

              7.11  New Subsidiaries.  Immediately upon the creation or
                    ----------------
acquisition thereof, the Borrower shall notify the Administrative Agent of the designation of any newly created or acquired Subsidiary as a Restricted Subsidiary or an Unrestricted Subsidiary and shall provide the Administrative Agent with an updated Schedule 5.14 within 30 days of any changes thereto,
                      -------------
provided that no designation of any newly created or acquired Subsidiary as an
--------
Unrestricted Subsidiary shall be permitted (except by another Unrestricted Subsidiary) unless such designation would otherwise be permitted under the definition thereof and Sections 8.6 and 8.9(f). In addition, the Borrower shall
                       ------------     ------
cause any newly created or acquired Restricted Subsidiary to execute and deliver to the Administrative Agent, within 30 days of such creation or acquisition, a Restricted Subsidiary Negative Pledge.


                         SECTION 8. NEGATIVE COVENANTS

              The Borrower hereby agrees that, so long as any Commitment remains in effect, any Loan or Letter of Credit is outstanding, or any other Obligation is due and payable to any Lender or the Administrative Agent hereunder or under any other Loan Document, the Borrower shall not, and the Borrower shall not permit any of the Restricted Subsidiaries to, directly or indirectly:

              8.1   Financial Condition Covenants.
                    -----------------------------

              (a) Leverage Ratio. Permit the Leverage Ratio at any time during any period set forth below to be greater than the ratio set forth opposite such period below:

                           Period                                  Ratio
                           ------                                  -----

              Effective Date through and including 6/30/99         6.00 to 1.00
              7/01/99 through and including 6/30/2000              5.50 to 1.00
              7/01/2000 through and including 6/30/2001            5.00 to 1.00
              7/01/2001 and thereafter                             4.50 to 1.00

              (b) Interest Coverage Ratio. Permit the ratio of Operating Cash Flow for any fiscal quarter of the Borrower ending during any period set forth below to Interest Expense for such fiscal quarter to be less than the ratio set forth opposite such period below:

                           Period                                  Ratio
                           ------                                  -----

              Effective Date through 6/30/2000                     1.50 to 1.00
              7/1/2000 and thereafter                              2.00 to 1.00

              (c)   Pro Forma Debt Service Ratio. Permit, at any time, the ratio
                    ----------------------------
       of Annualized Operating Cash Flow based on the most recently ended fiscal quarter to Pro Forma Debt Service to be less than 1.10 to 1.00.

              8.2   Limitation on Indebtedness. Create, incur, assume or suffer
                    --------------------------
to exist any Indebtedness of the Borrower or any Restricted Subsidiary of the Borrower, except:

              (a) Indebtedness under this Agreement and the Tranche B Agreement, other than L/C Obligations of the Borrower that are for the benefit of or support the obligations of any Person other than the Borrower or a Restricted Subsidiary;

              (b) Indebtedness of the Restricted Subsidiaries resulting from any loan or advance from the Borrower;

              (c)   Intercompany Subordinated Debt, provided that the
                                                    --------
       Intercompany Subordinated Debt is unsecured and subordinated pursuant to the terms and conditions of the Intercompany Subordinated Debt Agreement;

              (d) Interest Rate Hedge Agreements entered into with the Lenders or any of them for the purpose of hedging against interest rate fluctuations with respect to variable rate Indebtedness of the Borrower or any of the Restricted Subsidiaries; and

              (e) Indebtedness of the Borrower and/or any Restricted Subsidiary not otherwise permitted by this Section 8.2, provided that
                                                  -----------  --------
       immediately prior to and after giving effect to the creation, incurrence or assumption of such Indebtedness (i) the aggregate outstanding principal amount of all such other Indebtedness of the Borrower and the Restricted Subsidiaries, on a combined basis plus (without duplication) the aggregate amount of all Indebtedness secured by Liens permitted under subsection (d) of Section 8.3 shall not at any time exceed 5% of Maximum
       --------------    -----------
       Permitted Indebtedness and (ii) no Default exists and would then be continuing.

              8.3   Limitation on Liens. Create, incur, assume or suffer to
                    -------------------
exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, except for:

              (a) Liens for taxes, assessments or governmental charges arising in the ordinary course of business which are not yet due and payable or which are being contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on
       --------
       the books of the Borrower or the Restricted Subsidiary, as the case may be, in conformity with GAAP;

              (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business which are not yet due and payable;

              (c)   Liens created pursuant to the Security Documents;

              (d)   other Liens, provided that immediately prior to and after
                                 --------
       giving effect to the creation of any such Liens (i) the aggregate amount of such Indebtedness secured by Liens permitted under this subsection (d) plus (without duplication) the aggregate amount of all
       --------------
       Indebtedness of the Borrower and the Restricted Subsidiaries permitted under Section 8.2(e) shall not at any time exceed 5% of Maximum Permitted
             --------------
       Indebtedness and (ii) no Default or Event of Default exists and would then be continuing;

              (e) encumbrances consisting of zoning restrictions, easements, or other restrictions on the use of real property, none of which impair in any material respect the use of such property by the Person in question in the operation of its business, and none of which is violated by existing or proposed structures or land use; and

              (f) any attachment, prejudgment or judgment Lien in existence less than sixty consecutive calendar days after the entry thereof, or with respect to which execution has been stayed, or with respect to which payment in full above any applicable customary deductible is covered by insurance or a bond.

          8.4  Limitation on Fundamental Changes.  Enter into any merger,
               ---------------------------------
consolidation or amalgamation with any Person, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of, all or substantially all of its property, business or assets to any Person, or make any material change in its present method of conducting business, except:

          (a) a Restricted Subsidiary may merge into or be acquired by the Borrower if the Borrower is the survivor thereof;

          (b) a Restricted Subsidiary may merge into or be acquired by another Restricted Subsidiary; and

          (c) the Borrower or any Restricted Subsidiary may sell, lease, transfer or otherwise dispose of any or all of its assets in a transaction permitted under Section 8.5.
                     -----------

          8.5  Limitation on Sale of Assets.  Convey, sell, lease, assign,
               ----------------------------
exchange, transfer or otherwise dispose of any of its property, business or assets (including, without limitation, receivables and leasehold interests), whether now owned or hereafter acquired to any Person (a "Disposition"), except:
                                                          -----------

          (a) Dispositions in the ordinary course of business (which shall not be construed to include the Disposition of any License, Franchise or Cable System);

          (b)  subject to the provisions of Section 8.16, Dispositions between
                                            ------------
     the Borrower and the Restricted Subsidiaries or between the Restricted Subsidiaries;

          (c) the Borrower may designate any Restricted Subsidiary as an Unrestricted Subsidiary in accordance with Section 8.6 and may make
                                                -----------
     Restricted Payments in accordance with Section 8.7; and
                                            -----------

          (d)  other Dispositions, provided that all of the following
                                   --------
     conditions are satisfied: (i) the Borrower or such Restricted Subsidiary receives consideration that represents the fair market value of such property or assets at the time of such Disposition, (ii) any such Disposition shall be on a non-recourse basis, except that the Borrower or such Restricted Subsidiary may make commercially reasonable representations, warranties and indemnities with respect to such properties or assets that are normal and customary in the cable television business ("Permitted Sale Representations"), (iii) no Default or Event of Default
       ------------------------------
     shall have occurred and be continuing either before or after the consummation of such transaction and (iv) either (1) the Leverage Ratio is less than or equal to 3.75 to 1.00 after giving effect to such Disposition or (2) after giving effect to such proposed Disposition (x) the sum, without duplication, of (A) the Net Unrestricted Designated Subsidiaries Three Month Cash Flow for the prior twelve month period (or shorter period commencing on the Effective Date) ending on the date of such proposed transaction, (B) the Three Month Cash Flow attributable to the properties or assets to be sold, leased, transferred, assigned or otherwise disposed of and (C) the Three Month Cash Flow attributable to all properties or assets sold, leased, transferred, assigned or otherwise disposed of during the prior twelve month period (or shorter period commencing on the Effective Date) ending on the date of such proposed transaction shall not exceed 15% of the Three Month Cash Flow of the Borrower and the Restricted Subsidiaries, and (y) the sum, without duplication of (A) the Net Unrestricted Designated Subsidiaries Three Month Cash Flow for the five-year period (or shorter period commencing on the Effective Date) ending on the date of such proposed transaction, (B) the Three Month Cash Flow attributable to the properties or assets to be sold, leased, transferred, assigned or otherwise disposed of and (C) the Three Month Cash Flow attributable to all assets sold, leased, transferred, assigned or disposed of during the five-year period (or shorter period commencing on the Effective Date) ending on the date of such proposed transaction shall not exceed 30% of the Three Month Cash Flow of the Borrower and the Restricted Subsidiaries. Notwithstanding anything to the contrary contained in the foregoing, if the Leverage Ratio is less than or equal to 3.75 to 1.00 for a period of twelve consecutive months all prior Dispositions and Unrestricted Subsidiary Designations shall be excluded from subsequent determinations pertaining to the foregoing clause (y).

Upon request by and at the expense of the Borrower, the Administrative Agent shall release any Liens arising under the Security Documents with respect to any Collateral which (i) is permitted to be disposed of pursuant to Section 8.5(a),
                                                                --------------
(ii) consists of the Capital Stock of a Restricted Subsidiary which is designated as an Unrestricted Subsidiary pursuant to Section 8.6, or (iii) is
                                                     -----------
sold or otherwise disposed of in compliance with the terms of Section 8.5(d).
                                                              --------------

          8.6  Restricted/Unrestricted Designation of Subsidiaries.  Be
               ---------------------------------------------------
permitted to designate a Restricted Subsidiary as an Unrestricted Subsidiary or an Unrestricted Subsidiary as a Restricted Subsidiary unless (a) the Borrower delivers to the Administrative Agent and the Lenders a written notice, not later than ten (10) days prior to such designation, certifying that all conditions set forth in this Section 8.6 are satisfied as of the proposed effective date of
              -----------
such designation, which certification shall state the proposed effective date of such designation and shall be signed by a Responsible Officer of the Borrower;
(b) no Default or Event of Default shall exist immediately before or after the effective date of such designation; (c) after giving effect to such designation, there shall not be any material and adverse effect on the Borrower and the Restricted Subsidiaries on a consolidated basis with respect to the prospects for the future generation of Operating Cash Flow, the general mix of assets or the condition, quality and development level of technical equipment, and such designation shall not render the Borrower and the Restricted Subsidiaries on a consolidated basis insolvent or generally unable to pay its or their respective debts as they become due; (d) in the case of the designation of an Unrestricted Subsidiary as a Restricted Subsidiary, such notice shall also serve as the certification of the Borrower that, with respect to such Restricted Subsidiary, the representations and warranties contained herein are true and correct on and as of the effective date of such designation; and (e) in the case of the designation of any Restricted Subsidiary as an Unrestricted Subsidiary (an "Unrestricted Subsidiary Designation"), either (1) the Leverage Ratio is less
------------------------------------
than or equal to 3.75 to 1.00 after giving effect to such Unrestricted Subsidiary Designation or (2) after giving effect to such Unrestricted Subsidiary Designation the following additional conditions are satisfied as of the effective date of such proposed designation: (i) the sum, without duplication, of (x) the Net Unrestricted Designated Subsidiaries Three Month Cash Flow for the prior twelve month period (or shorter period commencing on the Effective Date) ending on the date of such proposed designation and (y) the Three Month Cash Flow attributable to all asset Dispositions made pursuant to Section 8.5(d) during the twelve
                                           --------------
month period (or shorter period commencing on the Effective Date) ending on the date of such proposed designation shall not exceed fifteen percent (15%) of the Three Month Cash Flow of the Borrower and the Restricted Subsidiaries, and (ii) the sum, without duplication, of (x) the Net Unrestricted Designated Subsidiaries Three Month Cash Flow for the five-year period (or shorter period commencing on the Effective Date) ending on the date of such proposed designation and (y) the Three Month Cash Flow attributable to all asset Dispositions made pursuant to Section 8.5(d) during the five-year period (or
                              --------------
shorter period commencing on the Effective Date) ending on the date of such proposed designation shall not exceed thirty percent (30%) of the Three Month Cash Flow of the Borrower and the Restricted Subsidiaries. Notwithstanding the foregoing, if the Leverage Ratio is less than or equal to 3.75 to 1.00 for a period of twelve consecutive months, all previous Unrestricted Subsidiary Designations and asset Dispositions shall be excluded from subsequent determinations pertaining to the foregoing clause (ii).

          8.7  Limitation on Restricted Payments; Other Payment Limitations.
               ------------------------------------------------------------
Declare or pay any dividend or distribution in respect of, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any shares of or interests in any class of Capital Stock of the Borrower, whether now or hereafter outstanding, either directly or indirectly, whether in cash or property or in obligations of the Borrower or any of its Subsidiaries, or make, or permit any payments of principal, interest, premium or fees on account of Intercompany Subordinated Debt or make any payment in respect of any fees payable to any Person (other than to the Borrower or a Restricted Subsidiary) for management, consulting, oversight or similar services (collectively, "Restricted Payments"), except that the Borrower and the Restricted Subsidiaries
 -------------------
may make Restricted Payments in cash or Capital Stock so long as both immediately before and after making such Restricted Payment (i) no Default or Event of Default shall have occurred and be continuing or would result therefrom and (ii) the Leverage Ratio is less than 5.50 to 1.00. Notwithstanding anything to the contrary contained in the foregoing, prior to making any Restricted Payment, the Borrower shall provide the Administrative Agent with a pro forma calculation of the Leverage Ratio demonstrating that such Leverage Ratio is less than 5.50 to 1.00 both before and after making such Restricted Payment, which calculation shall be certified to by the Borrower.

          8.8  Limitation on Acquisitions.   Purchase any stock, bonds, notes,
               --------------------------
debentures or other securities of or any assets constituting all or any significant part of a business unit of any Person (collectively, "Acquisitions"), except acquisitions (substantially all of which consist of
 ------------
Cable Systems or telecommunications systems) through the purchase of stock or assets in any Permitted Line of Business, provided, that (i) no such acquisition
                                          --------
may be made if a Default or an Event of Default shall have occurred and be continuing or would result therefrom, (ii) prior to such

Acquisition, the Borrower provides evidence of pro forma compliance with all of the terms and conditions of this Agreement, and in the case of Acquisitions in excess of $50,000,000 a ten year cash flow projection for any such Cable System or telecommunications system being acquired, demonstrating such compliance and
(iii) compliance in a timely manner by the Borrower with Section 8.16.
                                                         ------------

          8.9  Investments, Loans, Etc.   Purchase or otherwise acquire or
               ------------------------
invest in the Capital Stock of, or any other equity interest in, any Person (including, without limitation, the Capital Stock of the Borrower), or make any loan to, or enter into any arrangement for the purpose of providing funds or credit to, or, guarantee or become contingently obligated in respect of the obligations of or make any other investment, whether by way of capital contribution or otherwise, in, to or with any Person, or permit any Restricted Subsidiary so to do (all of which are sometimes referred to herein as "Investments"), provided that, so long as no Default or Event of Default shall
------------    --------
have occurred and be continuing or would result therefrom, nothing contained in this Section 8.9 shall be deemed to prohibit the Borrower or any Restricted
     -----------
Subsidiary from making Investments:

          (a) in certificates of deposit with maturities of 270 days or less from the date of acquisition and overnight bank deposits of any Lender or of any commercial bank having capital and surplus in excess of $500,000,000;

          (b) in repurchase obligations of any Lender or of any commercial bank satisfying the requirements of clause (a) of this Section 8.9, having a
                                                       -----------
     term of not more than 30 days, with respect to securities issued or fully guaranteed or insured by the United States Government;

          (c) in commercial paper of a domestic issuer maturing not in excess of 270 days from the date of acquisition and rated at least A-1 by S&P or P-1 by Moody's;

          (d) in indebtedness of a domestic issuer maturing not in excess of 270 days from the date of acquisition and having the highest rating by S&P and Moody's;

          (e) in Restricted Subsidiaries or for the acquisition or creation of new Restricted Subsidiaries, provided that (i) in the case of an
                                  --------
     acquisition, the Borrower complies with the provisions of Section 8.8, (ii)
                                                               -----------
     such Restricted Subsidiary is organized under the laws of any state of the United States or the District of Columbia and (iii) not less than one hundred percent (100%) of the voting control thereof and not less than one hundred percent (100%) of the overall economic equity therein, at the time of which any determination is being made, is owned, directly or indirectly, beneficially and of record by the Borrower; and

          (f) in Unrestricted Subsidiaries through Dispositions under
     Section 8.5, designations under Section 8.6 and Acquisitions under
     -----------                     -----------
     Section 8.8, provided that such Investments are in compliance with
     -----------  --------
     Sections 8.5, 8.6 and 8.8.
     ------------  ---     ---

          8.10  Limitation on Transactions with Affiliates.  Enter into any
                ------------------------------------------
transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate (other than a Restricted Subsidiary) other than transactions (a) otherwise permitted under this Agreement, (b) entered into in the ordinary course of the Borrower's or such Restricted Subsidiary's business, the terms of which are fair and reasonable and in the best interests of the Loan Party which is party to the transaction and which transaction is approved by the Board of Directors of the Borrower or (c) which are existing transactions set forth on Schedule 8.10 and
                                                             -------------
future transactions which are in renewal or replacement of the transactions set forth in Schedule 8.10 provided that such future transactions are of a type and
         ------------- --------
upon terms consistent with the transactions set forth on Schedule 8.10.
                                                         -------------

          8.11  Certain Intercompany Matters.  Fail to (i) satisfy customary
                ----------------------------
formalities with respect to organizational separateness, including, without limitation, (x) the maintenance of separate books and records and (y) the maintenance of separate bank accounts in its own name; (ii) act solely in its own name and through its authorized officers and agents; (iii) commingle any money or other assets of JIC or any Unrestricted Subsidiary with any money or other assets of the Borrower or any of the Restricted Subsidiaries; or (iv) take any action, or conduct its affairs in a manner, which could reasonably be expected to result in the separate organizational existence of JIC, each Unrestricted Subsidiary, the Borrower and the Restricted Subsidiaries being ignored under any circumstance.

          8.12  Limitation on Restrictions on Subsidiary Distributions.
                ------------------------------------------------------
Enter into or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Restricted Subsidiary of the Borrower to (a) pay dividends or make any other distributions in respect of any Capital Stock of such Restricted Subsidiary held by, or pay any Indebtedness owed to, the Borrower or any other Restricted Subsidiary of the Borrower, (b) make loans or advances to the Borrower or any other Restricted Subsidiary of the Borrower or
(c) transfer any of its assets to the Borrower or any other Restricted Subsidiary of the Borrower, except for such encumbrances or restrictions existing under or by reason of (i) any restrictions existing under the Loan Documents or any other agreements in effect on the date hereof, or (ii) any restrictions with respect to a Restricted Subsidiary imposed pursuant to an agreement which has been entered into in connection with the sale or disposition of all or substantially all of the Capital Stock or assets of such Restricted Subsidiary or any restrictions arising under Franchise Agreements, Pole Agreements or leases entered into in the ordinary course of business.

          8.13  Limitation on Lines of Business.  Enter into any business,
                -------------------------------
either directly or through any Restricted Subsidiary, except for the domestic cable and telecommunications business (each, a "Permitted Line of Business").
                                                --------------------------

          8.14  No Negative Pledge.  Covenant or agree with any other lender
                ------------------
or other Person, not to create, or not to allow to be created or otherwise exist, any Lien upon any asset of the Borrower or any of the Restricted Subsidiaries or covenant or agree with any other lenders or other Persons to any other arrangement that is functionally equivalent or similar to a negative pledge.

          8.15  Tax Sharing Agreement.  Pay any Taxes under the Tax Sharing
                ---------------------
Agreement or other similar agreement greater than the lesser of (i) the amount that would have been payable by the Borrower if there were no Tax Sharing Agreement or other similar agreement and (ii) the amount actually paid by JIC in respect of such Taxes. Amend, supplement or in any manner modify, without the written consent of the Majority Banks, the terms of the Tax Sharing Agreement.

          8.16  Limitation on the Borrower's Ownership of Assets.  The
                ------------------------------------------------
Borrower shall not be permitted to own any Cable System or other material asset unless the Borrower either (i) transfers any assets it owns or acquires (other than the Capital Stock of a Subsidiary) to a Restricted Subsidiary or (ii) complies with the provisions of Section 7.9 within 90 days after the date on
                                -----------
which the aggregate fair market value of all Acquired Assets (as defined in
Section 7.9(c)) owned by the Borrower exceeds $500,000.
--------------

          8.17  Limitation on Issuance of Capital Stock.  Issue, sell,
                ---------------------------------------
assign, pledge or otherwise encumber or dispose of any shares of Capital Stock, except (i) the Restricted Subsidiaries may issue or sell Capital Stock to the Borrower, (ii) the Borrower and the Restricted Subsidiaries may pledge the Capital Stock of the Restricted Subsidiaries pursuant to the Pledge Agreements and (iii) the Borrower can issue shares of its Capital Stock so long as both before and after giving effect to such issuance and any related transactions no Default or Event of Default shall have occurred and be continuing or would result therefrom.

                         SECTION 9.  EVENTS OF DEFAULT

          If any of the following events shall occur and be continuing:

          (a) The Borrower shall fail to pay any principal of any Loan or Reimbursement Obligation when due in accordance with the terms hereof; or the Borrower shall fail to pay any interest on any Loan or Reimbursement Obligation, or any other amount payable hereunder, on or prior to the date which is five days (or, if later, three Business Days) after any such interest or other amount becomes due in accordance with the terms hereof; or

          (b) Any representation or warranty made or deemed made by JIC, the Borrower or any other Loan Party herein or in any other Loan Document or which is contained in any Information furnished at any time under or in connection with this Agreement or any such other Loan Document shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

          (c) The Borrower or any other Loan Party shall default in the observance or performance of any agreement contained in Section 7.7(a) or
                                                             -------------
     Section 8 of this Agreement or in Section 5(b) of the Pledge Agreements; or
     ---------

          (d) The Borrower, JIC or any other Loan Party shall default in the observance or performance of any other agreement contained in this Agreement or any other Loan Document (other than as provided in paragraphs
     (a) through (c) of this Section), and such default shall continue unremedied for a period of 30 days after the Administrative Agent shall have given the Borrower notice thereof; or

          (e) (i) JIC, the Borrower or any of the Restricted Subsidiaries shall default in making any payment of any principal of any Indebtedness (including, without limitation, any Guarantee Obligation, but excluding the Loans and Reimbursement Obligations) beyond the period of grace or cure, if any, provided in the instrument or agreement under which such Indebtedness was created; or (ii) JIC, the Borrower or any of the Restricted Subsidiaries shall default in making any payment of any interest on any such Indebtedness beyond the period of grace or cure, if any, provided in the instrument or agreement under which such Indebtedness was created; or
     (iii) JIC, the Borrower or any of the Restricted Subsidiaries shall default in the observance or performance of any other agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or beneficiary of such Indebtedness (or a trustee or agent on behalf of such holder or beneficiary) to cause, with the giving of notice if required, such Indebtedness to become due or to be purchased or repurchased prior to its stated maturity (or, in the case of any such Indebtedness constituting a Guarantee Obligation, to become payable prior to the stated maturity of the primary obligation covered by such Guarantee Obligation); provided that a
                                                               --------
     default, event or condition described in clause (i), (ii) or (iii) of this paragraph (e) shall not constitute an Event of Default under this Agreement unless, at the time of such default, event or condition one or more defaults, events or conditions of the type described in clauses (i), (ii) and (iii) of this paragraph (e) shall have occurred with respect to Indebtedness the outstanding principal amount of which exceeds in the aggregate $10,000,000; or

          (f) (i) JIC, the Borrower or any of the Restricted Subsidiaries shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or JIC, the Borrower or any of the Restricted Subsidiaries shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against JIC, the Borrower or any of the Restricted Subsidiaries any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against JIC, the Borrower or any of the Restricted Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) JIC, the Borrower or any of the Restricted Subsidiaries shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) JIC, the Borrower or any of the Restricted Subsidiaries shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

          (g) (i) Any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of the Borrower or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Majority Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) the Borrower or any Commonly Controlled Entity shall, or in the reasonable opinion of the Majority Lenders is likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan or (vi) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could reasonably be expected to have a Material Adverse Effect; or

          (h) One or more judgments or decrees shall be entered against JIC, the Borrower or any of the Restricted Subsidiaries involving in the aggregate a liability (not paid or fully covered by insurance) of $10,000,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days after the entry thereof; or

          (i) (i) Any material provision of the Loan Documents shall cease, for any reason, to be in full force and effect, or the Borrower or any other Loan Party shall so assert or (ii) the Lien created by any of the Security Documents shall cease to be enforceable and of the same effect and priority purported to be created thereby;

          (j)  A Change of Control shall occur;

          (k) The Capital Stock of the Borrower or any portion thereof or any Intercompany Subordinated Debt shall become subject to or covered by the Lien of any Person; or

          (l) A default or event of default shall occur under the Tranche B Agreement.

then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (f) of this Section 9 with respect to the
                                               ---------
Borrower, automatically the Commitments shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents (including, without limitation, all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) shall immediately become due and payable, and (B) if such event is any other Event of Default, either or both of the following actions may be taken: (i) with the consent of the Majority Lenders, the Administrative Agent may, or upon the request of the Majority Lenders, the Administrative Agent shall, by notice to the Borrower declare the Commitments to be terminated forthwith, whereupon such Commitments shall immediately terminate; and (ii) with the consent of the Majority Lenders, the Administrative Agent may, or upon the request of the Majority Lenders, the Administrative Agent shall, by notice to the Borrower, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents (including, without limitation, all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) to be due and payable forthwith, whereupon the same shall immediately become due and payable. With respect to all Letters of Credit with respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to this paragraph, the Borrower shall at such time deposit in a cash collateral account opened by the Administrative Agent an amount equal to the aggregate then undrawn and unexpired amount of such Letters of Credit. Amounts held in such cash collateral account shall be applied by the Administrative Agent to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay other Obligations of the Borrower hereunder and under the other Loan Documents. After all such Letters of Credit shall have expired or been fully drawn upon, all Reimbursement Obligations shall have been satisfied, all Loans shall have been paid in full and no other Obligations shall be due and payable, the balance, if any, in such cash collateral account shall be returned to the Borrower (or such other Person as may be lawfully entitled thereto).

          Except as expressly provided above in this Section, presentment, demand, protest and all other notices of any kind are hereby expressly waived.


                     SECTION 10.  THE ADMINISTRATIVE AGENT

          10.1  Appointment.  Each Lender hereby irrevocably designates and
                -----------
appoints the Administrative Agent as the agent of such Lender under this Agreement and the other Loan Documents, and each such Lender irrevocably authorizes the Administrative Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and the other Loan Documents, together with
such other powers as are reasonably incidental thereto.   Notwithstanding any
provision to the contrary elsewhere in this Agreement or any other Loan Document, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent.

          10.2   Delegation of Duties.  The Administrative Agent may execute any
                 --------------------
of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys in-fact selected by it with reasonable care.

          10.3   Exculpatory Provisions.  Neither the Administrative Agent nor
                 ----------------------
any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except for its or such Person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrower or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of the Borrower to perform its obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Borrower.

          10.4   Reliance by the Administrative Agent.  The Administrative Agent
                 ------------------------------------
shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, facsimile, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Majority Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this

Agreement and the other Loan Documents in accordance with a request of the Majority Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans.

          10.5  Notice of Default.  The Administrative Agent shall not be
                -----------------
deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent has received notice from a Lender (except in the case of a Default under Section 9(a)) or the Borrower
                                              ------------
referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Majority Lenders; provided that unless and until the Administrative Agent
                         --------
shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

          10.6  Non-Reliance on the Administrative Agent and the Other
                ------------------------------------------------------
Lenders.  Each Lender expressly acknowledges that neither the Administrative
-------
Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of the Borrower, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrower and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrower. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Borrower which may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

          10.7  Indemnification.  The Lenders agree to indemnify the
                ---------------
Administrative Agent in its capacity as such (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective Specified Percentages in effect on the date on which indemnification is sought (or, if indemnification is sought after the date upon which the Loans shall have been paid in full, ratably in accordance with their Specified Percentages immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Loans) be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of, the Commitments, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent under or in connection with any of the foregoing; provided that no Lender shall be liable
                                      --------
for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent's gross negligence or willful misconduct. The agreements in this Section shall survive the payment of the Loans and all other amounts payable hereunder.

          10.8  The Administrative Agent in Its Individual Capacity.  The
                ---------------------------------------------------
Administrative Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower as though the Administrative Agent were not the Administrative Agent hereunder and under the other Loan Documents. With respect to the Loans made by it, the Administrative Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not the Administrative Agent, and the terms "Lender" and "Lenders" shall include the Administrative Agent in its individual capacity.

          10.9  Successor Administrative Agent.  (a) The Administrative
                ------------------------------
Agent may resign as the Administrative Agent upon 30 days' notice to the Lenders and the appointment of a successor Administrative Agent as hereinafter set forth; provided that concurrently with such resignation the Administrative Agent
       --------
also resigns as the Administrative Agent for the Tranche B Agreement. If the Administrative Agent shall resign as the Administrative Agent under this Agreement, the other Loan Documents and the Tranche B Agreement, then, unless an Event of Default shall have occurred and be continuing (in which case, the Majority Lenders shall appoint a successor), the Borrower shall appoint from among the Lenders a successor Administrative Agent for the Lenders, which successor Administrative Agent shall be approved by the Majority Lenders (which approval shall not be unreasonably withheld). If no successor Administrative Agent shall have been so appointed by the Borrower (or in the case of an Event of Default, by the Majority Lenders) and such successor Administrative Agent has not accepted such appointment within 30 days after such resignation, then the resigning Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which successor Administrative Agent hereunder shall be either a Lender or, if none of the Lenders is willing to serve as successor Administrative Agent, a major international bank having combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as the Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term "Administrative Agent" shall mean such successor Administrative Agent effective upon such appointment and approval, and the former Administrative Agent's rights, powers and duties as the Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Loans. After any retiring Administrative Agent's resignation as the Administrative Agent, the provisions of this Section 10 shall inure to its benefit as to any actions taken or omitted
        ----------
to be taken by it while it was the Administrative Agent under this Agreement and the other Loan Documents.

          (b) In the event that the Administrative Agent shall have breached any of its material obligations to the Lenders hereunder, the Majority Lenders may remove the Administrative Agent as the Administrative Agent hereunder and under the Tranche B Agreement, effective on the date specified by them, by written notice to the Administrative Agent and the Borrower. Upon any such removal, the Borrower, provided that no Event of Default shall have occurred and
                       --------
be continuing (in which case the Majority Lenders shall make the appointment), shall have the right to appoint a successor Administrative Agent hereunder and under the Tranche B Agreement, which successor Administrative Agent shall be approved by the Majority Lenders (which approval shall not be unreasonably withheld). If no successor Administrative Agent shall have been so appointed by the Borrower (or in the case of an Event of Default, by the Majority Lenders) and such successor Administrative Agent has not accepted such appointment within 30 days after notification to the Administrative Agent of its removal, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent hereunder and under the Tranche B Agreement, which successor Administrative Agent shall be either a Lender or, if none of the Lenders is willing to serve as successor Administrative Agent, a major international bank having combined capital and surplus of at least $500,000,000. Such successor Administrative Agent, provided that no Event of Default shall
                                     --------
have occurred and be continuing, shall be reasonably satisfactory to the Borrower. Upon the acceptance of any appointment as the Administrative Agent hereunder and under the Tranche B Agreement by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement and the Tranche B Agreement. The Borrower and the Lenders shall execute such documents as shall be necessary to effect such appointment. After any retiring Administrative Agent's removal hereunder and under the Tranche B Agreement as the Administrative Agent, the provisions of this Section 10.9 and Section 10.9 of
                                             ------------     ------------
the Tranche B Agreement, respectively, shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Agreement, the other Loan Documents and the Tranche B Agreement. If at any time there shall not be a duly appointed and acting Administrative Agent, the Borrower agrees to make each payment due hereunder and under the Notes directly to the Lenders entitled thereto during such time.

          10.10 Managing Agents and Co-Agents.  No Managing Agent or Co-
                -----------------------------
Agent in their respective capacities as such shall have any duties or responsibilities hereunder, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against any Managing Agent or Co-Agent in their respective capacities as such.

                    SECTION 11. NEW RESTRICTED SUBSIDIARIES


          The Borrower and each Restricted Subsidiary hereby agree to promptly, after the creation, acquisition and/or designation of a Restricted Subsidiary, notify the Administrative Agent of the existence thereof and to promptly cause each such new Restricted Subsidiary to execute and deliver to the Administrative Agent a Pledge Agreement in the form of Exhibit F hereto.
                                        ---------


                           SECTION 12.  MISCELLANEOUS


          12.1  Amendments and Waivers.  Neither this Agreement nor any
                ----------------------
other Loan Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this

Section 12.1.  The Majority Lenders and each relevant Loan Party may, or, with
------------
the written consent of the Majority Lenders, the Administrative Agent and each relevant Loan Party may, from time to time, (a) enter into written amendments, supplements or modifications hereto and to the other Loan Documents for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights of the Lenders or of the Loan Parties hereunder or thereunder or (b) waive, on such terms and conditions as the Majority Lenders or the Administrative Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences; provided,
                                                                   --------
however, that no such waiver and no such amendment, supplement or modification
-------
shall (i) reduce the amount or extend the scheduled date of maturity of any Loan or of any installment thereof, or reduce the stated rate of any interest or fee payable hereunder or extend the scheduled date of any payment thereof or increase the amount or extend the expiration date of any Commitment of any Lender, or make any change in the method of application of any payment of the Loans specified in Section 4.2 or Section 4.8, (ii) waive, extend or reduce any
                   -----------    -----------
mandatory Commitment reduction pursuant to Section 4.2, (iii) amend, modify or
                                           -----------
waive any provision of the Intercompany Subordinated Debt Agreement, this

Section 12.1 or reduce any percentage specified in the definition of Majority
------------
Lenders, or consent to the assignment or transfer by any Loan Party of any of its rights and obligations under this Agreement and the other Loan Documents,
(iv) release the Collateral except for any Collateral which is (x) permitted to be disposed of pursuant to Section 8.5(a) or (y) the subject of a transaction
                           --------------
permitted under Sections 8.5(c) or (d), which Collateral may be released by the
                ---------------    ---
Administrative Agent pursuant to Section 8.5, (v) amend, modify or waive any
                                 -----------
condition precedent to any extension of credit set forth in Section 6, in each case of (i), (ii), (iii), (iv) and (v) above, without the written consent of all of the Lenders, (vi) amend, modify or waive any provision of Section 10 without the written consent of the then Administrative Agent or (vii) amend, modify or waive any provision of Section 3 without the written consent of the then Issuing Lender. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Loan Parties, the Lenders, the Administrative Agent and all future holders of the Notes. In the case of any waiver, the Loan Parties, the Lenders and the Administrative Agent shall be restored to their former position and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

          12.2   Notices.  All notices, requests and demands to or upon the
                 -------
respective parties hereto to be effective shall be in writing (including by facsimile transmission) and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made (a) in the case of delivery by hand, when delivered, (b) in the case of delivery by mail, three Business Days after being deposited in the mails, postage prepaid, or (c) in the case of delivery by facsimile transmission, when sent and receipt has been confirmed, addressed as follows in the case of the Borrower, the Restricted Subsidiaries and the Administrative Agent, and as set forth in Schedule 1.1 (or, with respect to any
                                          ------------
Lender that is an Assignee, in the applicable Assignment and Acceptance) in the case of the other parties hereto, or to such other address as may be hereafter notified by the respective parties hereto:

          The Borrower:                  Jones Cable Holdings II, Inc.
                                         9697 East Mineral Avenue
                                         Englewood, Colorado 80112
                                         Attention: Treasurer
                                         Fax: (303) 790-7324
                                         (with a copy to General Counsel)
                                         Fax: (303) 799-1644

          The Restricted Subsidiaries:   c/o Jones Cable Holdings II, Inc.
                                         9697 East Mineral Avenue
                                         Englewood, Colorado 80112
                                         Attention: Treasurer
                                         Fax: (303) 790-7324
                                         (with a copy to General Counsel)
                                         Fax: (303) 799-1644

          The Administrative Agent:      The Bank of Nova Scotia
                                         One Liberty Plaza
                                         New York, New York  10006
                                         Attention:   Margot Bright
                                         Fax: (212) 225-5091

provided that any notice, request or demand to or upon the Administrative Agent
--------
or the Lenders pursuant to Section 2 or 3 shall not be effective until received.
                           ---------    -

          12.3   No Waiver; Cumulative Remedies.  No failure to exercise and
                 ------------------------------
no delay in exercising, on the part of the Administrative Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

          12.4   Survival of Representations and Warranties.  All
                 ------------------------------------------
representations and warranties made hereunder, in the other Loan Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of the Loans hereunder.

          12.5   Payment of Expenses and Taxes.  The Borrower agrees (a) to
                 -----------------------------
pay or reimburse the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent, (b) to pay or reimburse each Lender and the Administrative Agent for all its costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Loan Documents and any such other documents (including costs and expenses incurred in connection with any restructure or workout), including, without limitation, the reasonable fees and disbursements of counsel to each Lender and of counsel to the Administrative Agent, (c) without duplication of amounts payable pursuant to Sections 4.9 and
                                                              ------------
4.10, to pay, indemnify, and hold each Lender and the Administrative Agent
----
harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Loan Documents and any such other documents, and (d) without duplication of amounts payable pursuant to Sections 4.9 and 4.10, to pay, indemnify, and hold
                            ------------     ----
each Lender, each Issuing Lender and the Administrative Agent, and their respective officers, directors, employees, affiliates, advisors, agents and controlling persons (each, an "indemnitee"), harmless from and against any and
                               ----------
all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the other Loan Documents and any such other documents or the use of the proceeds of the Loans (all the foregoing in this clause (d), collectively, the "indemnified liabilities"), provided, that the
                               -----------------------    --------
Borrower shall have no obligation hereunder to any indemnitee with respect to indemnified liabilities arising from the gross negligence or willful misconduct of such indemnitee. The agreements in this Section shall survive repayment of the Loans and all other amounts payable hereunder.

          12.6   Successors and Assigns; Participations and Assignments.  (a)
                 ------------------------------------------------------
This Agreement shall be binding upon and inure to the benefit of the Borrower, the Lenders, the Administrative Agent and their respective successors and assigns, except that neither the Borrower nor the

Restricted Subsidiaries may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Lender.

          (b) Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants") participating interests in any Loan owing to such
           ------------
Lender or any L/C Obligation of such Lender, any Commitment of such Lender or any other interest of such Lender hereunder and under the other Loan Documents. In the event of any such sale by a Lender of a participating interest to a Participant, such Lender's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Loan for all purposes under this Agreement and the other Loan Documents, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents. In no event shall any Participant under any such participation have any right to approve any amendment or waiver of any provision of any Loan Document, or any consent to any departure by any Loan Party therefrom, except to the extent that such amendment, waiver or consent would reduce the principal of, or interest on, the Loans or any fees payable hereunder, or postpone the date of the final scheduled maturity of the Loans, in each case to the extent subject to such participation. The Borrower agrees that if amounts outstanding under this Agreement are due or unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall, to the maximum extent permitted by applicable law, be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement, provided that, in purchasing
                                                 --------
such participating interest, such Participant shall be deemed to have agreed to share with the Lenders the proceeds thereof as provided in Section 12.7(a) as
                                                           ---------------
fully as if it were a Lender hereunder. The Borrower also agrees that each Participant shall be entitled to the benefits of Sections 4.9, 4.10 and 4.11
                                                 ------------  ----     ----
with respect to its participation in the Commitments and the Loans outstanding from time to time as if it were a Lender; provided that, in the case of Section
                                          --------                      -------
4.10, such Participant shall have complied with the requirements of said Section
----
and provided, further, that no Participant shall be entitled to receive any
    --------  -------
greater amount pursuant to any such Section than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such Participant had no such transfer occurred.

          (c) Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time and from time to time assign to any Person (an "Assignee") all or any part of its rights and obligations under this
            --------
Agreement and the other Loan Documents pursuant to an Assignment and Acceptance, substantially in the form of Exhibit A, executed by such Assignee and such
                             ---------
assigning Lender and delivered to the Administrative Agent for its acceptance and recording in the Register (with a copy to the Borrower); provided that, (i)
                                                             --------
no such assignment (other than to any Lender or any affiliate thereof) shall be in an aggregate principal amount of less than $5,000,000 and $1,000,000 multiples thereof, (ii) after giving effect to any such assignment, the assigning Lender (together with any Lender which is an affiliate of such assigning Lender) shall retain no less than 51% of its original Commitment, unless otherwise agreed to by the Borrower, (iii) no such assignment may be made unless such assigning Lender also assigns a percentage of its interest in the Tranche B Agreement equal to the percentage of the Total Commitment being assigned by such Lender under this Agreement and to the same Assignee receiving such percentage of its interest hereunder and (iv) each assignment (other than to any Lender or any affiliate thereof) shall be subject to the prior written consent of the Borrower (which consent shall not be unreasonably withheld). Upon such execution, delivery, acceptance and recording, from and after the effective date determined pursuant to such Assignment and Acceptance, (x) the Assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder with a Commitment as set forth therein, and (y) the assigning Lender thereunder shall, to the extent provided in such Assignment and Acceptance, be released from its obligations under this Agreement.

          (d) Any Non-U.S. Lender that could become completely exempt from withholding of any tax, assessment or other charge or levy imposed by or on behalf of the United States or any taxing authority thereof ("U.S. Taxes") in
                                                              ----------
respect of payment of any Obligations due to such Non-U.S. Lender under this Agreement if the Obligations were in registered form for U.S. federal income tax purposes may request the Borrower (through the Administrative Agent), and the Borrower agrees thereupon, to exchange any promissory note(s) evidencing such Obligations for promissory note(s) registered as provided in paragraph (f) below and substantially in the form of Exhibit L (an "Alternative Note"). Alternative
                                 ---------      ----------------
Notes may not be exchanged for promissory notes that are not Alternative Notes.

          (e) Each Non-U.S. Lender that could become completely exempt from withholding of U.S. Taxes in respect of payment of any Obligations due to such Non-U.S. Lender if the Obligations were in registered form for U.S. Federal income tax purposes and that holds Alternative Note(s) (an "Alternative
                                                            -----------
Noteholder") (or, if such Alternative Noteholder is not the beneficial owner
----------
thereof, such beneficial owner) shall deliver to the Borrower prior to or at the time such Non-U.S. Lender becomes an Alternative Noteholder a Form W-8 (Certificate of Foreign Status of the U.S. Department of Treasury) (or any successor or related form adopted by the U.S. taxing authorities), together with an annual certificate stating that (i) such Alternative Noteholder or beneficial owner, as the case may be, is not a "bank" within the meaning of Section 881(c) of the Code, is not a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of the Borrower and is not a controlled foreign corporation related to the Company (within the meaning of Section 864(d)(4) of the Code) and (ii) such Alternative Noteholder or beneficial owner, as the case may be, shall promptly notify the Borrower if at any time such Alternative Noteholder or beneficial owner, as the case may be, determines that it is no longer in a position to provide such certification to the Borrower (or any other form of certification adopted by the U.S. taxing authorities for such purposes).

          (f) An Alternative Note and the Obligation(s) evidenced thereby may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer of such Alternative Note and the Obligation(s) evidenced thereby on the Register (and each Alternative

Note shall expressly so provide). Any assignment or transfer of all or part of such Obligation(s) and the Alternative Note(s) evidencing the same shall be registered on the Register only upon surrender for registration of assignment or transfer of the Alternative Note(s) evidencing such Obligation(s), duly endorsed by (or accompanied by a written instrument of assignment or transfer duly executed by) the Alternative Noteholder thereof, and thereupon one or more new Alternative Note(s) in the same aggregate principal amount shall be issued to the designated Assignee(s). No assignment of an Alternative Note and the Obligation(s) evidenced thereby shall be effective unless it has been recorded in the Register as provided in this Section 12.6(f).
                                    ---------------



          (g) The Administrative Agent, on behalf of the Borrower, shall maintain at the address of the Administrative Agent referred to in Section 12.2
                                                                   ------------
a copy of each Assignment and Acceptance delivered to it and a register (the "Register") for the recordation of the names and addresses of the Lenders
---------
(including Alternative Noteholders) and the Commitments of, and principal amounts of the Loans owing to, each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Administrative Agent and the Lenders may (and, in the case of any Loan or other obligation hereunder not evidenced by a Note, shall) treat each Person whose name is recorded in the Register as the owner of a Loan or other obligation hereunder as the owner thereof for all purposes of this Agreement and the other Loan Documents, notwithstanding any notice to the contrary. Any assignment of any Loan or other obligation hereunder not evidenced by a Note shall be effective only upon appropriate entries with respect thereto being made in the Register. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

          (h) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an Assignee together with payment to the Administrative Agent of a registration and processing fee of $3,000, the Administrative Agent shall (i) promptly accept such Assignment and Acceptance and (ii) on the effective date determined pursuant thereto record the information contained therein in the Register and give notice of such acceptance and recordation to the Lenders and the Borrower.

          (i)   Subject to Section 12.15, the Borrower authorizes each Lender to
                           -------------
disclose to any Participant or Assignee (each, a "Transferee") and any
                                                  ----------
prospective Transferee, subject to the Transferee agreeing to be bound by the provisions of Section 12.15, any and all financial information in such Lender's
              -------------
possession concerning the Borrower and the Restricted Subsidiaries which has been delivered to such Lender by or on behalf of the Borrower pursuant to this Agreement or which has been delivered to such Lender by or on behalf of the Borrower in connection with such Lender's credit evaluation of the Borrower and its Restricted Subsidiaries prior to becoming a party to this Agreement.

          (j) For avoidance of doubt, the parties to this Agreement acknowledge that the provisions of this Section concerning assignments of Loans and Notes relate only to absolute assignments and that such provisions do not prohibit assignments creating security interests, including, without limitation, any pledge or assignment by a Lender of any Loan or Note to any Federal Reserve Bank in accordance with applicable law.

          12.7  Adjustments; Set-off.  (a) If  any Lender (a "benefitted
                --------------------                          ----------
Lender") shall at any time receive any payment of all or part of its Loans, or
------
interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 9(f), or otherwise), in a greater proportion
                          ------------
than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Loans, or interest thereon, such benefitted Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Loan, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits
--------  -------
is thereafter recovered from such benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.

          (b) In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to the Borrower, any such notice being expressly waived by the Borrower to the extent permitted by applicable law, upon any amount becoming due and payable by the Borrower hereunder (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount, to the extent permitted by applicable law, any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of the Borrower. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such set-off and application made by such Lender, provided that, to the extent permitted by applicable law, the failure to give
--------
such notice shall not affect the validity of such set-off and application.

          12.8  Counterparts; When Effective.  This Agreement may be
                ----------------------------
executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent. This Agreement shall become effective when the Administrative Agent has received counterparts hereof executed by the Borrower, the Administrative Agent and each Lender (such date herein referred to as the "Effective Date").
                                --------------

          12.9  Severability.  Any provision of this Agreement which is
                ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          12.10     Integration.  This Agreement and the other Loan Documents
                    -----------
represent the agreement of JIC, the Borrower, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

          12.11     GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND
                    -------------
OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          12.12     SUBMISSION TO JURISDICTION; WAIVERS. (a) EACH PARTY HERETO,
                    -----------------------------------
IN EACH CASE FOR ITSELF AND ITS SUCCESSORS AND ASSIGNS, HEREBY IRREVOCABLY AND
UNCONDITIONALLY:

          (i) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS TO WHICH IT IS A PARTY, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

          (ii) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

          (iii) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO IT AT ITS ADDRESS SET FORTH IN SECTION 12.2 OR SCHEDULE 1.1, AS APPLICABLE, OR AT
                          ------------    ------------
     SUCH OTHER ADDRESS OF WHICH THE ADMINISTRATIVE AGENT SHALL HAVE BEEN NOTIFIED PURSUANT TO SECTION 12.2; AND
                          ------------

          (iv) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

          (b) THE BORROWER AND EACH SUBSIDIARY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LEGAL ACTION OR PROCEEDING REFERRED TO IN THIS SECTION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES.

          12.13    Acknowledgements.  The Borrower and each Restricted
                   ----------------
Subsidiary hereby acknowledges that:

          (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents;

          (b) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to the Borrower or any Subsidiary arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Administrative Agent and the Lenders, on one hand, and the Borrower or any Subsidiary, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

          (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Borrower, the Subsidiaries and the Lenders.

          12.14     WAIVERS OF JURY TRIAL.  THE BORROWER, THE SUBSIDIARIES, THE
                    ---------------------
ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

          12.15     Confidentiality.  Each Lender agrees to keep confidential
                    ---------------
all non-public information provided to it by or on behalf of the Borrower or any of the Restricted Subsidiaries pursuant to this Agreement or any other Loan Document; provided that nothing herein shall prevent any Lender from disclosing
          --------
any such information (i) to the Administrative Agent or any other Lender, (ii) to any Assignee or Participant, (iii) to its employees, directors, agents, attorneys, accountants and other professional advisors, (iv) upon demand of any Governmental Authority having jurisdiction over such Lender, (v) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any Requirement of Law, (vi) which has been publicly disclosed other than in breach of this Agreement, or (vii) in connection with the exercise of any remedy hereunder.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.
                            SIGNATURE PAGES FOLLOW.]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.



                                       JONES CABLE HOLDINGS II, INC.



                                       By: /s/ J. Roy Pottle
                                           ------------------------------------
                                       Name: J. Roy Pottle
                                             ----------------------------------
                                       Title: Treasurer
                                              ---------------------------------

                                     The Administrative Agent, the Documentation
                                     -------------------------------------------
                                     Agent and the Syndication Agent:
                                     -------------------------------

                                     THE BANK OF NOVA SCOTIA,
                                     as the Administrative Agent



                                     By: /s/ Margot C. Bright
                                         ------------------------------------
                                     Name: Margot C. Bright
                                           ----------------------------------
                                     Title: Authorized Signatory
                                            ---------------------------------



                                     NATIONSBANK OF TEXAS, N.A.,
                                     as the Documentation Agent



                                     By: /s/ David G. Jamel
                                         ------------------------------------
                                     Name: David G. Jamel
                                           ----------------------------------
                                     Title: Vice President
                                            ---------------------------------

                                     SOCIETE GENERALE,
                                     as the Syndication Agent



                                     By: /s/ Elaine I. Khalil
                                         ------------------------------------
                                     Name: Elaine I. Khalil
                                           ----------------------------------
                                     Title: Vice President
                                            ---------------------------------

                                     The Managing Agents and the Lenders:
                                     -----------------------------------

                                     THE BANK OF NOVA SCOTIA, as a
                                     Managing Agent and as a Lender



                                     By: /s/ Margot C. Bright
                                         ------------------------------------
                                     Name: Margot C. Bright
                                           ----------------------------------
                                     Title: Authorized Signatory
                                            ---------------------------------



                                     NATIONSBANK OF TEXAS, N.A., as  a
                                     Managing Agent and as a Lender



                                     By: /s/ David B. James
                                         ------------------------------------
                                     Name: David B. James
                                           ----------------------------------
                                     Title: Vice President
                                            ---------------------------------



                                     SOCIETE GENERALE, as a Managing Agent
                                     and as a Lender



                                     By: /s/ Elaine I. Khalil
                                         ------------------------------------
                                     Name: Elaine I. Khalil
                                           ----------------------------------
                                     Title: Vice President
                                            ---------------------------------

                                     The Co-Agents and the Lenders:
                                     -----------------------------

                                     CORESTATES BANK, N.A., as a Co-Agent
                                     and as a Lender



                                     By: /s/ Philip D. Harrison
                                         ------------------------------------
                                     Name: Philip D. Harrison
                                           ----------------------------------
                                     Title: Assistant Vice President
                                            ---------------------------------

                                     CREDIT LYONNAIS NEW YORK
                                     BRANCH, as a Co-Agent and as a Lender



                                     By: /s/ James E. Morris
                                         ------------------------------------
                                     Name: James E. Morris
                                           ----------------------------------
                                     Title: Vice President
                                            ---------------------------------


                                     PNC BANK, NATIONAL ASSOCIATION,
                                     as a Co-Agent and as a Lender



                                     By: /s/ Christopher Chaplin
                                         ------------------------------------
                                     Name: Christopher Chaplin
                                           ----------------------------------
                                     Title: Banking Officer
                                            ---------------------------------


                                     MELLON BANK, N.A., as a Co-Agent and as
                                     a Lender



                                     By: /s/ Stephen R. Viehe
                                         ------------------------------------
                                     Name: Stephen R. Viehe
                                           ----------------------------------
                                     Title: Vice President
                                            ---------------------------------

                                     ROYAL BANK OF CANADA, as a Co-Agent
                                     and as a Lender



                                     By: /s/ Edward Salazar
                                         ------------------------------------
                                     Name: Edward Salazar
                                           ----------------------------------
                                     Title: Senior Manager
                                            ---------------------------------

                                     THE CHASE MANHATTAN BANK,
                                     as a Co-Agent and as a Lender



                                     By: /s/ Ann B. Kerns
                                         ------------------------------------
                                     Name: Ann B. Kerns
                                           ----------------------------------
                                     Title: Vice President
                                            ---------------------------------


                                     TORONTO DOMINION (TEXAS), INC.,
                                     as a Co-Agent and as a Lender



                                     By: /s/ Lisa Allison
                                         ------------------------------------
                                     Name: Lisa Allison
                                           ----------------------------------
                                     Title: Vice President
                                            ---------------------------------


                                     BANQUE PARIBAS, as a Co-Agent and as a
                                     Lender



                                     By: /s/ Sonia Isaacs
                                         ------------------------------------
                                     Name: Sonia Isaacs
                                           ----------------------------------
                                     Title: Vice President
                                            ---------------------------------


                                     BANK OF AMERICA, as a Co-Agent and as
                                     a Lender



                                     By: /s/ Shannon T. Ward
                                         ------------------------------------
                                     Name: Shannon T. Ward
                                           ----------------------------------
                                     Title: Vice President
                                            ---------------------------------

                                     ABN AMRO BANK N.V., as a Lender



                                     By: /s/ James J. Johnston
                                         ------------------------------------
                                     Name: James J. Johnston
                                           ----------------------------------
                                     Title: Vice President
                                            ---------------------------------



                                     By: /s/ Mary L. Honda
                                         ------------------------------------
                                     Name: Mary L. Honda
                                           ----------------------------------
                                     Title: Vice President
                                            ---------------------------------

                                     MORGAN GUARANTY TRUST COMPANY
                                     OF NEW YORK, as a Lender



                                     By: /s/ Donald H. Patrick
                                         ------------------------------------
                                     Name: Donald H. Patrick
                                           ----------------------------------
                                     Title: Vice President
                                            ---------------------------------


                                     CREDIT AGRICOLE, as a Lender



                                     By: /s/ David Bauhl
                                         ------------------------------------
                                     Name: David Bauhl
                                           ----------------------------------
                                     Title: Head of Corporate Banking
                                            ---------------------------------

                                     THE DAI-ICHI KANGYO BANK, LTD.,
                                     as a Lender



                                     By: /s/ Masatsugu Morishita
                                         ------------------------------------
                                     Name: Masatsugu Morishita
                                           ----------------------------------
                                     Title: Joint General Manager
                                            ---------------------------------

                                     FIRST HAWAIIAN BANK, as a Lender



                                     By: /s/
                                         ------------------------------------
                                     Name:
                                          -----------------------------------
                                     Title:
                                           ----------------------------------



                                     THE FIRST NATIONAL BANK OF
                                     MARYLAND, as a Lender



                                     By: /s/ W. Blake Hampson
                                         ------------------------------------
                                     Name: W. Blake Hampson
                                           ----------------------------------
                                     Title: Vice President
                                            ---------------------------------



                                     BANK OF TOKYO-MITSUBISHI TRUST
                                     COMPANY, as a Lender



                                     By: /s/ Augustine Chance Jr.
                                         ------------------------------------
                                     Name: Augustine Chance Jr.
                                           ----------------------------------
                                     Title: Vice President
                                            ---------------------------------



                                     SAKURA BANK, as a Lender



                                     By: /s/ Ofusa Sato
                                         ------------------------------------
                                     Name: Ofusa Sato
                                           ----------------------------------
                                     Title: Senior Vice President
                                            ---------------------------------

                                     THE LONG-TERM CREDIT BANK OF
                                     JAPAN, LTD., LOS ANGELES AGENCY,
                                     as a Lender



                                     By: /s/ Genchi Imai
                                        -------------------------------------
                                     Name: Genchi Imai
                                           ----------------------------------
                                     Title: Joint General Manager
                                            ---------------------------------


                                     THE INDUSTRIAL BANK OF JAPAN,
                                     LIMITED, as a Lender



                                     By: /s/ Shusai Nagai
                                         ------------------------------------
                                     Name: Shusai Nagai
                                           ----------------------------------
                                     Title: General Manager
                                            ---------------------------------


                                     COLORADO NATIONAL BANK, as a Lender



                                     By: /s/ Leslie M. Kelly
                                         ------------------------------------
                                     Name: Leslie M. Kelly
                                           ----------------------------------
                                     Title: Vice President
                                            ---------------------------------



                                     THE FUJI BANK, LIMITED, LOS ANGELES
                                     AGENCY, as a Lender



                                     By: /s/ Nobuhiro Umemura
                                         ------------------------------------
                                     Name: Nobuhiro Umemura
                                           ----------------------------------
                                     Title: Joint General Manager
                                            ---------------------------------